                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 16, 2001
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      1-9924                      52-1568099
---------------                -----------               -------------------
(State or other                (Commission                  (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)



                    399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On July 16, 2001 Citigroup Inc. reported core income for the second quarter ended June 30, 2001, of $3.79 billion, or $0.74 per share, diluted, a 14% increase from the second quarter of 2000. Net income for the second quarter of $3.54 billion, or $0.69 per share, included a $116 million after tax charge related to the implementation of a new accounting rule (EITF 99-20) providing guidance on the valuation of certain asset-backed securities, as well as a $133 million after tax charge for severance and other costs in connection with staffing reductions in each major business segment.

"The strength and diversity of our global franchises produced results that once again proved Citigroup's ability to increase revenue and earnings, even in light of the difficult market conditions," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "Revenues grew 8%, led by 12% growth in the Global Consumer segment. Given the recent economic trends, we are particularly pleased with 14% growth in our Core EPS."

"Our ability to deliver consistent earnings growth was further shown by strong performances in a number of our businesses, including a 40% increase in CitiFinancial, a 17% increase in North America Cards, an 18% increase in the Private Bank, and 28% growth in our Emerging Markets businesses. Despite a difficult environment, our Corporate Finance business delivered 12% earnings growth as it continued to increase its underwriting market share. We also benefited from disciplined expense management, resulting in overall expense growth of 1% versus last year. We exceeded our return targets, with a return on common equity of 22.4% in the quarter. We also continue to pursue new areas of growth as shown by our pending acquisitions of EAB and Banacci."

Highlights of the quarter included:

o     Strengthening global strategic franchises:

      - Global Consumer Finance income grew 38%, driven by 13% receivables growth, reflecting strong organic growth in North America and Japan, as well as significant expense reductions from the consolidation of the Associates branches.

      - Emerging Markets income increased 28%, driven primarily by strong trading-related revenues, tight cost control and stable credit. Citigroup continued to build its franchises, announcing its partnership with Grupo Financiero Banamex-Accival ("Banacci"), the leading financial institution in Mexico, and launching its tender offer for the shares of Banacci in July. Citigroup was also named Best Emerging Markets Bank by GLOBAL FINANCE Magazine.

      - Global Cards income grew 11%, primarily reflecting 11% receivables growth and strong expense control. Cards income in Asia and Latin America declined partly due to weakening currencies. The business further enhanced its market leadership position with share gains in Taiwan, Mexico and Korea, as well as the Peoples Bank portfolio acquisition in the United Kingdom.

      - Citigroup's Corporate and Investment Bank continued to build its fixed income and equity underwriting market share, ranking #1 in U.S. investment grade debt with a 23% market share, #2 in High Yield debt with a 14% share, #5 in U.S. equities with a 14% share, #1 in Japanese equities with a 58% share, and #2 in European debt with a 7% market share. Citigroup participated in a number of significant transactions during the quarter, including lead roles in the $8.7 billion Kraft IPO, the second largest IPO ever in the U.S., and the $11.9 billion WorldCom debt offering. In addition, EUROMONEY magazine named Citigroup "Best Bank" and "Best in Foreign Exchange."

o Total expenses of $9.4 billion increased 1% from the second quarter of 2000. Compared to the first quarter of 2001, total expenses decreased $1.0 billion, or 10%, with each major business segment reporting decreases.

o Compared to the first quarter of 2001, overall credit loss rates increased modestly. Losses in consumer loans increased 25 basis points, as flat performance in CitiFinancial and the international portfolios was offset by an increase of 67 basis points in North America Cards, driven by deterioration in the general credit environment and increased bankruptcies. Ninety-day delinquency rates in North America Cards improved modestly. Credit loss rates in the Global Corporate segment remained flat, while Cash Basis Loans increased 9%.

o Cross-marketing continued to deliver improving results. The share of sales of our own investment products through Citigroup distribution channels reached a record 60% for the six months to June 30, 2001, up from 44% during the same period last year, maintaining consistent year-on-year sales in a declining general market environment. For the first six months of 2001, sales of investment banking products to Global Relationship Banking clients increased 21% to approximately $1.3 billion and Global Relationship clients represented 35% of new national accounts sales in Commercial Lines.

o Quarter-end total equity, including trust preferred securities, increased to $75.0 billion.

GLOBAL CONSUMER

Core income of $1.89 billion, up 19%.  Highlights included:

      o Global Consumer revenue increased 12% to $10.7 billion, while expense growth was held to 2%.

      o CitiFinancial income rose 40% on substantial cost savings from the Associates integration, as well as 13% receivables growth and a lower cost of funds. Cost savings from the integration of Associates are running well ahead of targets. CitiFinancial continues to focus on raising standards in the industry and recently announced that it would stop selling single premium credit insurance. In addition, after instituting a stringent new broker code of conduct, it severed relationships with more than 1,000 mortgage brokers.

      o North America Cards income rose 17%, driven by 13% growth in receivables and a 95 basis point increase in the net interest margin, more than offsetting a 119 basis point deterioration in the net credit loss ratio to 5.51%.

      o Japan income rose 32% led by double-digit growth in consumer finance receivables.

      o Emerging Markets Consumer income increased 10% as a result of growth in new markets, in addition to improved credit and expense controls.

      o Travelers Life and Annuity income increased 14% as a result of strong group annuity volumes and higher net investment income. Despite a declining market, individual annuity sales were up 5% from last year, resulting in increased market share.

GLOBAL CORPORATE

Core income of $1.67 billion, up 10%.  Highlights included:

      o Global Corporate revenues of $8.6 billion increased 4%, while expenses decreased 2%. Expenses were down $886 million or 16% from the first quarter of 2001.

      o Income from Emerging Markets Corporate and Global Transaction Services increased 35% to a record $467 million, driven by strong trading-related revenues, continued expense control and lower credit costs.

      o The Corporate & Investment Bank posted 2% earnings growth over the second quarter of 2000 on the strength of its product and geographic diversity, as well as continued expense controls and lower incentive compensation and benefits expense. Earnings increased 12%, excluding an $86 million decrease in income from Citigroup's 20.7% investment in Nikko Securities reflecting Japan's continued weak retail brokerage environment.

      o Income in the Corporate Finance unit increased 28% before the Nikko investment, driven by stronger investment banking revenues. Citigroup ranked #1 in disclosed fees from global debt and equity underwriting in the quarter.

      o Private Client income declined 19% from the second quarter of 2000, primarily due to lower transactional volumes. Income increased 7% over the first quarter and profit margins increased to 22%, due to expense reductions of $59 million, which more than offset lower revenues and gross production per Financial Consultant. Assets under fee-based management increased 6% to $206 billion, reflecting a continued emphasis on fee-based services. Franchise growth continued with the number of FC's increasing by 863 year-over-year to 12,549.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING

Core income of $180 million, up 6%. Highlights included:

      o Revenues increased 6% despite a difficult market environment and lower market values. Tight expense controls led to a $23 million reduction in expenses from the first quarter of

            2001.

      o Private Bank income rose 18%, with increased customer activity across most products generating revenue growth of 11%, while expense growth was held to 7%.

      o Assets under Management grew 5%, as strong net flows of $16 billion year-to-date more than offset lower market values.

      o Asset Management market share increased in nearly all proprietary channels, with market shares of 58% in the Smith Barney retail channel, 66% at Primerica Financial Services and 77% in the Citibank North America channel.

INVESTMENT ACTIVITIES AND CORPORATE/OTHER

Income from Investment Activities was $227 million, down 12% from the second quarter of 2000; income consisted of net realized gains in the insurance and venture capital portfolios as well as an increase in the value of the mark-to-market venture capital portfolio. Expenses in Corporate/Other decreased by $8 million or 4% versus the second quarter of 2000, due primarily to expense reduction initiatives and lower funding costs.


                                      # # #


FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the ability to increase revenue and earnings, even in light of difficult market conditions; and the ability to continue to deliver consistent earnings growth.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

Citigroup Segment Income

                                                                                                                           CITIGROUP

------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                                     SECOND QUARTER      %          SIX MONTHS          %
                                                                           ------------------            ----------------
(in Millions of Dollars)                                                    2001       2000   Change      2001      2000    Change
------------------------------------------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER
    Citibanking North America .........................................   $   157    $   134      17    $   314    $   265      18
    Mortgage Banking ..................................................        88         71      24        165        137      20
    North America Cards ...............................................       455        388      17        922        768      20
    CitiFinancial .....................................................       286        205      40        498        384      30
                                                                          -------------------           -------------------
  Banking/Lending .....................................................       986        798      24      1,899      1,554      22
                                                                          -------------------           -------------------
    Travelers Life and Annuity ........................................       231        202      14        441        389      13
    Primerica Financial Services ......................................       128        125       2        253        244       4
    Personal Lines ....................................................        39         82     (52)       126        156     (19)
                                                                          -------------------           -------------------
  Insurance ...........................................................       398        409      (3)       820        789       4
                                                                          -------------------           -------------------
    Western Europe ....................................................       106         91      16        216        187      16
    Japan .............................................................       229        173      32        427        323      32
    Emerging Markets Consumer Banking .................................       213        193      10        408        413      (1)
                                                                          -------------------           -------------------
  Total International .................................................       548        457      20      1,051        923      14
                                                                          -------------------           -------------------
  e-Consumer ..........................................................       (32)       (46)     30        (67)      (114)     41
  Other Consumer.......................................................        (9)       (33)     73         (5)       (71)     93
                                                                          -------------------           -------------------
  Total Global Consumer ...............................................     1,891      1,585      19      3,698      3,081      20
                                                                          -------------------           -------------------

  GLOBAL CORPORATE
    Corporate Finance .................................................       717        643      12      1,519      1,505       1
    Private Client ....................................................       205        253     (19)       396        612     (35)
    CitiCapital .......................................................        (3)         8      NM         16         64     (75)
                                                                          -------------------           -------------------
  Corporate and Investment Bank........................................       919        904       2      1,931      2,181     (11)
  Emerging Markets Corporate Banking and Global Transaction Services ..       467        345      35        923        685      35
  Commercial Lines Insurance ..........................................       286        272       5        564        519       9
                                                                          -------------------           -------------------
  TOTAL GLOBAL CORPORATE ..............................................     1,672      1,521      10      3,418      3,385       1
                                                                          -------------------           -------------------
  GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
  Citigroup Asset Management ..........................................        87         91      (4)       182        185      (2)
  The Citigroup Private Bank ..........................................        93         79      18        190        159      19
                                                                          -------------------           -------------------
  TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING...............       180        170       6        372        344       8
                                                                          -------------------           -------------------
  INVESTMENT ACTIVITIES ...............................................       227        258     (12)       359        907     (60)

  CORPORATE/OTHER .....................................................      (185)      (193)      4       (402)      (437)      8
                                                                          -------------------           -------------------
  CORE INCOME .........................................................     3,785      3,341      13      7,445      7,280       2
                                                                          -------------------           -------------------
  Restructuring and Merger Related Items -- After Tax (A) .............      (133)        (2)     NM       (213)       (85)     NM
                                                                          -------------------           -------------------
  INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES ...............   $ 3,652    $ 3,339       9    $ 7,232    $ 7,195       1

  Cumulative Effect of Accounting Changes (B) .........................      (116)        --      NM       (158)        --      NM
                                                                          -------------------           -------------------
  NET INCOME ..........................................................   $ 3,536    $ 3,339       6    $ 7,074    $ 7,195      (2)
  ----------------------------------------------------------------------------------------------------------------------------------

  DILUTED EARNINGS PER SHARE:
  CORE INCOME .........................................................   $  0.74    $  0.65      14    $  1.45    $  1.41       3

  INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES ...............   $  0.71    $  0.65       9    $  1.40    $  1.39       1

  NET INCOME ..........................................................   $  0.69    $  0.65       6    $  1.37    $  1.39      (1)
------------------------------------------------------------------------------------------------------------------------------------
  CORE DILUTED EARNINGS PER SHARE EXCL. GOODWILL AMORTIZATION .........   $  0.76    $  0.67      13    $  1.49    $  1.45       3
------------------------------------------------------------------------------------------------------------------------------------
(A)   Restructuring and merger-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, and in the 2001 second quarter related principally to severance and costs associated with the reduction of staff in most businesses.

(B)   Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, Accounting
      for Derivative Instruments and Hedging Activities, as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue
      99-20 Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial
      Assets (EITF 99-20).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                                     SECOND QUARTER      %          SIX MONTHS          %
                                                                           ------------------            ----------------
(in Millions of Dollars                                                     2001       2000   Change      2001      2000    Change
------------------------------------------------------------------------------------------------------------------------------------
  CITIGROUP EMERGING MARKETS (EXCLUDING INVESTMENT ACTIVITIES)
  ASIA
    Consumer Banking ..................................................   $   149   $   137        9    $   297    $   276       8
    Corporate .........................................................       210       124       69        371        261      42
    Asset Management & Private Banking ................................        13        16      (19)        41         38       8
                                                                          -------------------           -------------------
  TOTAL ASIA ..........................................................       372       277       34        709        575      23
                                                                          -------------------           -------------------
  LATIN AMERICA
    Consumer Banking ..................................................        50        41       22         83        106     (22)
    Corporate .........................................................       179       149       20        363        323      12
    Asset Management & Private Banking ................................        34        38      (11)        72         68       6
                                                                          -------------------           -------------------
  TOTAL LATIN AMERICA .................................................       263       228       15        518        497       4
                                                                          -------------------           -------------------
  CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA
    Consumer Banking ..................................................        20        14       43         38         29      31
    Corporate .........................................................       107        94       14        265        186      42
    Asset Management & Private Banking ................................         5        --       NM          9          7      29
                                                                          -------------------           -------------------
  TOTAL CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA ............       132       108       22        312        222      41
                                                                          -------------------           -------------------
  Other ...............................................................        10        (5)      NM         (8)         2      NM
                                                                          -------------------           -------------------
  TOTAL EMERGING MARKETS ..............................................   $   777   $   608       28    $ 1,531    $ 1,296      18
  -------------------------------------------------------------------------------------------           -------------------
  GLOBAL WEALTH MANAGEMENT
  Private Client ......................................................   $   205   $   253      (19)   $   396    $   612     (35)
  Citigroup Asset Management ..........................................        87        91       (4)       182        185      (2)
  The Citigroup Private Bank ..........................................        93        79       18        190        159      19
  Global Consumer Investment, Life Insurance and Annuity Products .....       362       346        5        710        694       2
                                                                          -------------------           -------------------
  TOTAL GLOBAL WEALTH MANAGEMENT ......................................   $   747   $   769       (3)   $ 1,478    $ 1,650     (10)
  ----------------------------------------------------------------------------------------------------------------------------------
  GLOBAL CARDS
  North America .......................................................   $   455   $   388       17    $   922    $   768      20
  International .......................................................       115       124       (7)       241        219      10
                                                                          -------------------           -------------------
  TOTAL GLOBAL CARDS...................................................   $   570   $   512       11    $ 1,163    $   987       18
  ----------------------------------------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER FINANCE
  North America .......................................................   $   286   $   205       40    $   498    $   384      30
  International .......................................................       207       151       37        384        277      39
                                                                          -------------------           -------------------
  TOTAL GLOBAL CONSUMER FINANCE........................................   $   493   $   356       38    $   882    $   661      33
  ----------------------------------------------------------------------------------------------------------------------------------


CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT                                                                  CITIGROUP
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             PAGE NUMBER
                                                                                                           ----------------
CITIGROUP CONSOLIDATED
      Financial Summary                                                                                            1
      Segment Net Revenues                                                                                         2
      Segment Core Income                                                                                          3

SEGMENT DETAIL
      GLOBAL CONSUMER:
         BANKING / LENDING
         Citibanking North America                                                                                 4
         Mortgage Banking                                                                                          5
         North America Cards                                                                                       6
         CitiFinancial                                                                                             7
         INSURANCE
         Travelers Life and Annuity                                                                                8
         Primerica Financial Services                                                                              9
         Personal Lines                                                                                           10
         INTERNATIONAL
         Western Europe                                                                                           11
         Japan                                                                                                    12
         Asia                                                                                                     13
         Latin America                                                                                            14
         Central & Eastern Europe, Middle East & Africa                                                           15
         OTHER CONSUMER                                                                                           16
      GLOBAL CORPORATE:
         Corporate and Investment Bank                                                                            17
         Salomon Smith Barney                                                                                     18
         Emerging Markets Corporate Banking and Global Transaction Services                                       19
         Commercial Lines Insurance                                                                               20
      GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
         Citigroup Asset Management                                                                               21
         The Citigroup Private Bank                                                                               22
      INVESTMENT ACTIVITIES                                                                                       23

CITIGROUP SUPPLEMENTAL DETAIL
      Consolidated Statement of Income                                                                            24
      Earnings Analysis - Managed Basis                                                                           25
      Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                             26
      Details of Credit Loss Experience                                                                           27
      Cash Basis and Renegotiated Loans, Other Real Estate Owned and Other Repossessed Assets                     28
      Insurance Investment Portfolio                                                                              29
      Global Cards                                                                                                30
      Global Consumer Finance                                                                                     31
      Global Corporate - Supplemental Product and Regional Results                                                32
      Citigroup Emerging Markets                                                                                  33
      Global Wealth Management                                                                                    34

CITICORP SUPPLEMENTAL DATA                                                                                        35

---------------------------------------------------------------------------------------------------------------------------

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

                                                                                                                           CITIGROUP
------------------------------------------------------------------------------------------------------------------------------------
     CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 120 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND
                     INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


                                                                           1Q         2Q         3Q          4Q          1Q
                                                                          2000       2000       2000        2000        2001
                                                                        --------   --------   --------    --------    --------
CORE INCOME                                                             $  3,939   $  3,341   $  3,529    $  3,331    $  3,660
Restructuring and Merger-Related Items                                       (83)        (2)       (45)       (491)        (80)
Cumulative Effect of Accounting Changes                                     --         --         --          --           (42)
                                                                        --------   --------   --------    --------    --------
NET INCOME                                                              $  3,856   $  3,339   $  3,484    $  2,840    $  3,538
                                                                        ========   ========   ========    ========    ========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                             $   0.79   $   0.67   $   0.70    $   0.66    $   0.73
                                                                        ========   ========   ========    ========    ========
NET INCOME                                                              $   0.77   $   0.67   $   0.69    $   0.57    $   0.70
                                                                        ========   ========   ========    ========    ========

WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS                                             4,975.5    4,977.1    4,978.7     4,976.5     4,984.7
                                                                        ========   ========   ========    ========    ========

PREFERRED DIVIDENDS - BASIC                                             $     30   $     29   $     29    $     28    $     28
                                                                        ========   ========   ========    ========    ========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                             $   0.76   $   0.65   $   0.68    $   0.65    $   0.71
                                                                        ========   ========   ========    ========    ========
NET INCOME                                                              $   0.75   $   0.65   $   0.67    $   0.55    $   0.69
                                                                        ========   ========   ========    ========    ========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
     GOODWILL AMORTIZATION                                              $   0.78   $   0.67   $   0.70    $   0.67    $   0.73
                                                                        ========   ========   ========    ========    ========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS                                           5,115.4    5,121.6    5,134.8     5,116.8     5,110.0
                                                                        ========   ========   ========    ========    ========

PREFERRED DIVIDENDS - DILUTED                                           $     30   $     29   $     29    $     28    $     28
                                                                        ========   ========   ========    ========    ========

COMMON SHARES OUTSTANDING, AT PERIOD END                                 5,028.4    5,027.2    5,026.2     5,022.2     5,033.7
                                                                        ========   ========   ========    ========    ========

TIER 1 CAPITAL RATIO                                                        9.00%      8.03%      7.76%       8.38%       8.56%
                                                                        ========   ========   ========    ========    ========
TOTAL CAPITAL RATIO                                                        11.47%     10.34%      9.96%      11.23%      11.31%
                                                                        ========   ========   ========    ========    ========
LEVERAGE RATIO                                                              6.60%      5.99%      5.91%       5.97%       6.10%
                                                                        ========   ========   ========    ========    ========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                               $  821.0   $  877.2   $  896.6    $  902.2    $  944.3
                                                                        ========   ========   ========    ========    ========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                       $   59.9   $   61.4   $   63.7    $   66.2    $   68.7
                                                                        ========   ========   ========    ========    ========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)  $   64.8   $   66.3   $   68.6    $   71.1    $   73.6
                                                                        ========   ========   ========    ========    ========

BOOK VALUE PER SHARE, AT PERIOD END                                     $  11.57   $  11.86   $  12.33    $  12.84    $  13.29
                                                                        ========   ========   ========    ========    ========

RETURN ON COMMON EQUITY (NET INCOME)                                        26.7%      22.9%      22.7%       17.9%       21.7%
                                                                        ========   ========   ========    ========    ========
RETURN ON COMMON EQUITY (CORE INCOME)                                       27.3%      22.9%      22.9%       21.0%       22.5%
                                                                        ========   ========   ========    ========    ========


                                                                                     2Q 2001 VS.       YTD           YTD
                                                                           2Q     2Q 2000 INCREASE/     2Q            2Q
                                                                          2001       (DECREASE)        2000          2001
                                                                        --------  -----------------  ---------     ---------

CORE INCOME                                                             $  3,785         13%         $   7,280     $   7,445
Restructuring and Merger-Related Items                                      (133)                          (85)         (213)
Cumulative Effect of Accounting Changes                                     (116)                         --            (158)
                                                                        --------                     ---------     ---------
NET INCOME                                                              $  3,536          6%         $   7,195     $   7,074
                                                                        ========                     =========     =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                             $   0.75         12%         $    1.45     $    1.48
                                                                        ========                     =========     =========
NET INCOME                                                              $   0.70          4%         $    1.43     $    1.41
                                                                        ========                     =========     =========

WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS                                             4,979.6                       4,976.3       4,982.2
                                                                        ========                     =========     =========

PREFERRED DIVIDENDS - BASIC                                             $     28                     $      59     $      56
                                                                        ========                     =========     =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                             $   0.74         14%         $    1.41     $    1.45
                                                                        ========                     =========     =========
NET INCOME                                                              $   0.69          6%         $    1.39     $    1.37
                                                                        ========                     =========     =========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
     GOODWILL AMORTIZATION                                              $   0.76         13%         $    1.45     $    1.49
                                                                        ========                     =========     =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS                                           5,100.0                       5,118.5       5,105.0
                                                                        ========                     =========     =========

PREFERRED DIVIDENDS - DILUTED                                           $     28                     $      59     $      56
                                                                        ========                     =========     =========

COMMON SHARES OUTSTANDING, AT PERIOD END                                 5,026.1                       5,027.2       5,026.1
                                                                        ========                     =========     =========

TIER 1 CAPITAL RATIO                                                         8.8% *                       8.03%         8.8% *
                                                                        ========                     =========     =========
TOTAL CAPITAL RATIO                                                         11.5% *                      10.34%        11.5% *
                                                                        ========                     =========     =========
LEVERAGE RATIO                                                               6.2% *                       5.99%         6.2% *
                                                                        ========                     =========     =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                               $    953  *                   $   877.2    $     953 *
                                                                        ========                     =========     =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                       $   70.4  *                   $    61.4    $    70.4 *
                                                                        ========                     =========     =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)  $   75.0  *                   $    66.3    $    75.0 *
                                                                        ========                     =========     =========

BOOK VALUE PER SHARE, AT PERIOD END                                     $  13.68  *                   $   11.86    $   13.68 *
                                                                        ========                     =========     =========

RETURN ON COMMON EQUITY (NET INCOME)                                       20.9%   *                       24.8%       21.3% *
                                                                        ========                     =========     =========
RETURN ON COMMON EQUITY (CORE INCOME)                                      22.4%   *                       25.1%       22.5% *
                                                                        ========                     =========     =========

                                                                           YTD 2Q 2001 VS.
                                                                        YTD 2Q 2000 INCREASE/
                                                                              (DECREASE)
                                                                        ---------------------

CORE INCOME                                                                       2%
Restructuring and Merger-Related Items
Cumulative Effect of Accounting Changes

NET INCOME                                                                       (2%)


BASIC EARNINGS PER SHARE:
CORE INCOME                                                                       2%

NET INCOME                                                                       (1%)


WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS


PREFERRED DIVIDENDS - BASIC


DILUTED EARNINGS PER SHARE:
CORE INCOME                                                                       3%

NET INCOME                                                                       (1%)


CORE DILUTED EARNINGS PER SHARE EXCLUDING
     GOODWILL AMORTIZATION                                                        3%


ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS


PREFERRED DIVIDENDS - DILUTED


COMMON SHARES OUTSTANDING, AT PERIOD END


TIER 1 CAPITAL RATIO

TOTAL CAPITAL RATIO

LEVERAGE RATIO


TOTAL ASSETS, AT PERIOD END (IN BILLIONS)

STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)

STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)


BOOK VALUE PER SHARE, AT PERIOD END


RETURN ON COMMON EQUITY (NET INCOME)

RETURN ON COMMON EQUITY (CORE INCOME)

*  Preliminary
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              PAGE 1


CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)

                                                                                                                    CITIGROUP

                                                                        1Q          2Q          3Q          4Q          1Q
                                                                       2000        2000        2000        2000        2001
                                                                     --------    --------    --------    --------    --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                        $    579    $    566    $    566    $    563    $    611
    Mortgage Banking                                                      223         226         225         238         242
    North America Cards                                                 2,551       2,557       2,737       2,911       3,004
    CitiFinancial                                                       1,222       1,269       1,262       1,318       1,339
                                                                     --------    --------    --------    --------    --------
       Total Banking / Lending                                          4,575       4,618       4,790       5,030       5,196

INSURANCE
    Travelers Life and Annuity                                          1,010         983         899         999       1,130
    Primerica Financial Services                                          472         479         474         490         490
    Personal Lines                                                      1,034       1,050       1,058       1,088       1,080
                                                                     --------    --------    --------    --------    --------
       Total Insurance                                                  2,516       2,512       2,431       2,577       2,700

INTERNATIONAL
    Western Europe                                                        618         600         579         591         622
    Japan                                                                 591         662         713         815         825


    Asia                                                                  539         519         521         517         540
    Latin America                                                         513         466         436         526         471
    Central & Eastern Europe, Middle East and Africa                      100         106         112         120         130
                                                                     --------    --------    --------    --------    --------
    Total Emerging Markets Consumer Banking                             1,152       1,091       1,069       1,163       1,141
                                                                     --------    --------    --------    --------    --------

       Total International                                              2,361       2,353       2,361       2,569       2,588

e-Consumer                                                                 31          28          76          35          47

OTHER                                                                      33         (19)         94          56          10
                                                                     --------    --------    --------    --------    --------
    TOTAL GLOBAL CONSUMER                                               9,516       9,492       9,752      10,267      10,541
                                                                     --------    --------    --------    --------    --------
GLOBAL CORPORATE:

    Corporate Finance                                                   3,089       2,823       2,933       2,760       3,807

    Private Client                                                      1,916       1,690       1,681       1,628       1,547

    CitiCapital                                                           275         288         301         302         316
                                                                     --------    --------    --------    --------    --------

Corporate and Investment Bank                                           5,280       4,801       4,915       4,690       5,670

Emerging Markets Corporate Banking and Global Transaction Services      1,571       1,629       1,660       1,712       1,891

Commercial Lines                                                        1,719       1,788       1,928       2,062       1,970
                                                                     --------    --------    --------    --------    --------

    TOTAL GLOBAL CORPORATE                                              8,570       8,218       8,503       8,464       9,531
                                                                     --------    --------    --------    --------    --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                436         479         490         486         517
The Citigroup Private Bank                                                363         339         337         370         390
                                                                     --------    --------    --------    --------    --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                  799         818         827         856         907
                                                                     --------    --------    --------    --------    --------

CORPORATE / OTHER                                                         (88)       (160)       (170)       (279)       (165)

INVESTMENT ACTIVITIES                                                   1,042         426         496         345         233

---------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                          $ 19,839    $ 18,794    $ 19,408    $ 19,653    $ 21,047
---------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES             $  2,814    $  2,777    $  2,768    $  2,898    $  3,104
GLOBAL WEALTH MANAGEMENT                                             $  4,386    $  4,128    $  4,039    $  4,100    $  4,210
GLOBAL CARDS                                                         $  3,112    $  3,156    $  3,322    $  3,515    $  3,595
GLOBAL CONSUMER FINANCE                                              $  1,842    $  1,936    $  1,965    $  2,136    $  2,197

                                                                                   2Q 2001 VS.         YTD         YTD
                                                                         2Q     2Q 2000 INCREASE/       2Q          2Q
                                                                        2001       (DECREASE)          2000        2001
                                                                      --------  -----------------    --------    --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                        $    662          17%           $  1,145    $  1,273
    Mortgage Banking                                                      268          19%                449         510
    North America Cards                                                 3,099          21%              5,108       6,103
    CitiFinancial                                                       1,390          10%              2,491       2,729
                                                                     --------                        --------    --------
       Total Banking / Lending                                          5,419          17%              9,193      10,615

INSURANCE
    Travelers Life and Annuity                                            975          (1%)             1,993       2,105
    Primerica Financial Services                                          497           4%                951         987
    Personal Lines                                                      1,106           5%              2,084       2,186
                                                                     --------                        --------    --------
       Total Insurance                                                  2,578           3%              5,028       5,278

INTERNATIONAL
    Western Europe                                                        602          --               1,218       1,224
    Japan                                                                 818          24%              1,253       1,643


    Asia                                                                  539           4%              1,058       1,079
    Latin America                                                         480           3%                979         951
    Central & Eastern Europe, Middle East and Africa                      135          27%                206         265
                                                                     --------                        --------    --------
    Total Emerging Markets Consumer Banking                             1,154           6%              2,243       2,295
                                                                     --------                        --------    --------

       Total International                                              2,574           9%              4,714       5,162

e-Consumer                                                                 35          25%                 59          82

OTHER                                                                      57          NM                  14          67
                                                                     --------                        --------    --------
    TOTAL GLOBAL CONSUMER                                              10,663          12%             19,008      21,204
                                                                     --------                        --------    --------
GLOBAL CORPORATE:

    Corporate Finance                                                   2,853           1%              5,912       6,660

    Private Client                                                      1,508         (11%)             3,606       3,055

    CitiCapital                                                           321          11%                563         637
                                                                     --------                        --------    --------

Corporate and Investment Bank                                           4,682          (2%)            10,081      10,352

Emerging Markets Corporate Banking and Global Transaction Services      1,852          14%              3,200       3,743

Commercial Lines                                                        2,018          13%              3,507       3,988
                                                                     --------                        --------    --------

    TOTAL GLOBAL CORPORATE                                              8,552           4%             16,788      18,083
                                                                     --------                        --------    --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                492           3%                915       1,009
The Citigroup Private Bank                                                375          11%                702         765
                                                                     --------                        --------    --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                  867           6%              1,617       1,774
                                                                     --------                        --------    --------

CORPORATE / OTHER                                                        (128)         20%               (248)       (293)

INVESTMENT ACTIVITIES                                                     361         (15%)             1,468         594

------------------------------------------------------------------------------                       --------------------
TOTAL ADJUSTED NET REVENUES                                          $ 20,315           8%           $ 38,633    $ 41,362
------------------------------------------------------------------------------                       --------------------

SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES             $  3,071          11%           $  5,591    $  6,175
GLOBAL WEALTH MANAGEMENT                                             $  3,965          (4%)          $  8,514    $  8,175
GLOBAL CARDS                                                         $  3,690          17%           $  6,268    $  7,285
GLOBAL CONSUMER FINANCE                                              $  2,251          16%           $  3,778    $  4,448

                                                                       YTD 2Q 2001 VS.
                                                                     YTD 2Q 2000 INCREASE/
                                                                          (DECREASE)
                                                                     ---------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                                 11%
    Mortgage Banking                                                          14%
    North America Cards                                                       19%
    CitiFinancial                                                             10%

       Total Banking / Lending                                                15%

INSURANCE
    Travelers Life and Annuity                                                 6%
    Primerica Financial Services                                               4%
    Personal Lines                                                             5%

       Total Insurance                                                         5%

INTERNATIONAL
    Western Europe                                                            --
    Japan                                                                     31%


    Asia                                                                       2%
    Latin America                                                             (3%)
    Central & Eastern Europe, Middle East and Africa                          29%

    Total Emerging Markets Consumer Banking                                    2%


       Total International                                                    10%

e-Consumer                                                                    39%

OTHER                                                                         NM

    TOTAL GLOBAL CONSUMER                                                     12%

GLOBAL CORPORATE:

    Corporate Finance                                                         13%

    Private Client                                                           (15%)

    CitiCapital                                                               13%


Corporate and Investment Bank                                                  3%

Emerging Markets Corporate Banking and Global Transaction Services            17%

Commercial Lines                                                              14%


    TOTAL GLOBAL CORPORATE                                                     8%

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                    10%
The Citigroup Private Bank                                                     9%

    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                      10%


CORPORATE / OTHER                                                            (18%)

INVESTMENT ACTIVITIES                                                        (60%)

---------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                                    7%
---------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES                      10%
GLOBAL WEALTH MANAGEMENT                                                      (4%)
GLOBAL CARDS                                                                  16%
GLOBAL CONSUMER FINANCE                                                       18%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

                                                                                                                              PAGE 2

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)

                                                                                                                           CITIGROUP

                                                                       1Q         2Q         3Q         4Q         1Q         2Q
                                                                      2000       2000       2000       2000       2001       2001
                                                                     -------    -------    -------    -------    -------    -------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                        $   131    $   134    $   131    $   131    $   157    $   157
    Mortgage Banking                                                      66         71         77         83         77         88
    North America Cards                                                  380        388        492        527        467        455
    CitiFinancial                                                        179        205        213        213        212        286
                                                                     -------    -------    -------    -------    -------    -------
       Total Banking / Lending                                           756        798        913        954        913        986

INSURANCE
    Travelers Life and Annuity                                           187        202        179        209        210        231
    Primerica Financial Services                                         119        125        124        124        125        128
    Personal Lines                                                        74         82         68         83         87         39
                                                                     -------    -------    -------    -------    -------    -------
       Total Insurance                                                   380        409        371        416        422        398

INTERNATIONAL
    Western Europe                                                        96         91         94        103        110        106
    Japan                                                                150        173        204        202        198        229


    Asia                                                                 141        139        139        131        147        147
    Latin America                                                         64         39         30         66         30         45
    Central & Eastern Europe, Middle East and Africa                      15         15         12          8         18         21
                                                                     -------    -------    -------    -------    -------    -------
    Total Emerging Markets Consumer Banking                              220        193        181        205        195        213
                                                                     -------    -------    -------    -------    -------    -------

       Total International                                               466        457        479        510        503        548

e-Consumer                                                               (68)       (46)       (38)       (36)       (35)       (32)

OTHER                                                                    (38)       (33)        (7)        37          4         (9)

                                                                     -------    -------    -------    -------    -------    -------

    TOTAL GLOBAL CONSUMER                                              1,496      1,585      1,718      1,881      1,807      1,891
                                                                     -------    -------    -------    -------    -------    -------

GLOBAL CORPORATE:

    Corporate Finance                                                    862        643        622        524        802        717

    Private Client                                                       359        253        250        207        191        205

    CitiCapital                                                           56          8          9       (146)        19         (3)
                                                                     -------    -------    -------    -------    -------    -------

Corporate and Investment Bank                                          1,277        904        881        585      1,012        919

Emerging Markets Corporate Banking and Global Transaction Services       340        345        397        425        456        467

Commercial Lines                                                         247        272        317        257        278        286
                                                                     -------    -------    -------    -------    -------    -------
    TOTAL GLOBAL CORPORATE                                             1,864      1,521      1,595      1,267      1,746      1,672
                                                                     -------    -------    -------    -------    -------    -------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                94         91         94         77         95         87
The Citigroup Private Bank                                                80         79         79         85         97         93
                                                                     -------    -------    -------    -------    -------    -------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                 174        170        173        162        192        180
                                                                     -------    -------    -------    -------    -------    -------

CORPORATE / OTHER                                                       (244)      (193)      (247)      (175)      (217)      (185)

INVESTMENT ACTIVITIES                                                    649        258        290        196        132        227

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                    $ 3,939    $ 3,341    $ 3,529    $ 3,331    $ 3,660    $ 3,785
-----------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES             $   688    $   608    $   643    $   688    $   754    $   777
GLOBAL WEALTH MANAGEMENT                                             $   881    $   769    $   753    $   713    $   731    $   747
GLOBAL CARDS                                                         $   475    $   512    $   604    $   645    $   593    $   570
GLOBAL CONSUMER FINANCE                                              $   305    $   356    $   383    $   392    $   389    $   493

                                                                        2Q 2001 VS.        YTD       YTD       YTD 2Q 2001 VS.
                                                                     2Q 2000 INCREASE/      2Q        2Q    YTD 2Q 2000 INCREASE/
                                                                        (DECREASE)         2000      2001        (DECREASE)
                                                                     -----------------   -------    ------- ---------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                               17%          $   265    $   314         18%
    Mortgage Banking                                                        24%              137        165         20%
    North America Cards                                                     17%              768        922         20%
    CitiFinancial                                                           40%              384        498         30%
                                                                                         -------    -------
       Total Banking / Lending                                              24%            1,554      1,899         22%

INSURANCE
    Travelers Life and Annuity                                              14%              389        441         13%
    Primerica Financial Services                                             2%              244        253          4%
    Personal Lines                                                         (52%)             156        126        (19%)
                                                                                         -------    -------
       Total Insurance                                                      (3%)             789        820          4%

INTERNATIONAL
    Western Europe                                                          16%              187        216         16%
    Japan                                                                   32%              323        427         32%


    Asia                                                                     6%              280        294          5%
    Latin America                                                           15%              103         75        (27%)
    Central & Eastern Europe, Middle East and Africa                        40%               30         39         30%
                                                                                         -------    -------
    Total Emerging Markets Consumer Banking                                 10%              413        408         (1%)
                                                                                         -------    -------

       Total International                                                  20%              923      1,051         14%

e-Consumer                                                                  30%             (114)       (67)        41%

OTHER                                                                       73%              (71)        (5)        93%

                                                                                         -------    -------

    TOTAL GLOBAL CONSUMER                                                   19%            3,081      3,698         20%
                                                                                         -------    -------

GLOBAL CORPORATE:

    Corporate Finance                                                       12%            1,505      1,519          1%

    Private Client                                                         (19%)             612        396        (35%)

    CitiCapital                                                             NM                64         16        (75%)
                                                                                         -------    -------

Corporate and Investment Bank                                                2%            2,181      1,931        (11%)

Emerging Markets Corporate Banking and Global Transaction Services          35%              685        923         35%

Commercial Lines                                                             5%              519        564          9%
                                                                                         -------    -------
    TOTAL GLOBAL CORPORATE                                                  10%            3,385      3,418          1%
                                                                                         -------    -------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                  (4%)             185        182         (2%)
The Citigroup Private Bank                                                  18%              159        190         19%
                                                                                         -------    -------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                     6%              344        372          8%
                                                                                         -------    -------

CORPORATE / OTHER                                                            4%             (437)      (402)         8%

INVESTMENT ACTIVITIES                                                      (12%)             907        359        (60%)

---------------------------------------------------------------------                    ------------------
TOTAL CORE INCOME                                                           13%          $ 7,280    $ 7,445          2%
---------------------------------------------------------------------                    ------------------

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES                    28%          $ 1,296    $ 1,531         18%
GLOBAL WEALTH MANAGEMENT                                                    (3%)         $ 1,650    $ 1,478        (10%)
GLOBAL CARDS                                                                11%          $   987    $ 1,163         18%
GLOBAL CONSUMER FINANCE                                                     38%          $   661    $   882         33%

Reclassified to conform to the current period's presentation.

                                                                                                                              PAGE 3

GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA
(In millions of dollars)

                                                                                                              CITIGROUP


                                                                  1Q        2Q        3Q        4Q        1Q        2Q
                                                                 2000      2000      2000      2000      2001      2001
                                                                ------    ------    ------    ------    ------    ------
Total Revenues, Net of Interest Expense                         $  579    $  566    $  566    $  563    $  611    $  662
Adjusted Operating Expenses                                        351       334       339       345       346       394
Provision for Loan Losses                                            9         7         7         6         7        13
                                                                ------    ------    ------    ------    ------    ------
Core Income Before Taxes                                           219       225       220       212       258       255
Income Taxes                                                        88        91        89        81       101        98
                                                                ------    ------    ------    ------    ------    ------
Core Income                                                     $  131    $  134    $  131    $  131    $  157    $  157
                                                                ======    ======    ======    ======    ======    ======

Average Assets (in billions of dollars)                         $    9    $    9    $    9    $    9    $    9    $    9
                                                                ======    ======    ======    ======    ======    ======
Return on Assets                                                  5.85%     5.99%     5.79%     5.79%     7.07%     7.00%
                                                                ======    ======    ======    ======    ======    ======

Average Loans (in billions of dollars)                          $  7.0    $  7.0    $  6.9    $  7.0    $  7.0    $  7.0
Average Customer Deposits (in billions of dollars)              $ 43.7    $ 44.5    $ 45.0    $ 46.1      47.9    $ 48.1
EOP Accounts (in millions)                                         6.3       6.4       6.5       6.7       6.7       6.8

Non-Interest Revenue as % of Total Revenues                       27.2%     26.6%     26.8%     25.1%     22.7%     29.9%

Net Credit Loss Ratio (1)                                         1.00%     0.88%     0.86%     0.90%     0.85%     1.03%

Loans 90+Days Past Due:
    In millions of dollars                                      $   47    $   33    $   33    $   35    $   41    $   41
    %                                                             0.67%     0.47%     0.46%     0.48%     0.59%     0.58%

Proprietary Mutual Funds / UIT                                  $  373    $  124    $  280    $  280    $  331    $  255
Proprietary Money Market Funds                                   1,015       679       748       690       958       731
                                                                ------    ------    ------    ------    ------    ------
Total Proprietary Funds                                          1,388       803     1,028       970     1,289       986
Third Party Funds                                                  947       599       426       346       420       294
                                                                ------    ------    ------    ------    ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $2,335    $1,402    $1,454    $1,316    $1,709    $1,280
                                                                ======    ======    ======    ======    ======    ======
Variable Annuity Premiums & Deposits (in millions of dollars)   $  270    $  330    $  385    $  381    $  304    $  302

Branches                                                           371       367       367       367       368       368
ATM-only locations                                                 109       105       107        91       103       107
Proprietary ATMs                                                 2,092     2,081     2,079     2,063     2,048     2,043

                                                                   2Q 2001 VS.         YTD       YTD        YTD 2Q 2001 VS.
                                                                2Q 2000 INCREASE/       2Q        2Q     YTD 2Q 2000 INCREASE/
                                                                    (DECREASE)         2000      2001          (DECREASE)
                                                                -----------------     ------    ------   ---------------------
Total Revenues, Net of Interest Expense                                 17%           $1,145    $1,273            11%
Adjusted Operating Expenses                                             18%              685       740             8%
Provision for Loan Losses                                               86%               16        20            25%
                                                                                      ------    ------
Core Income Before Taxes                                                13%              444       513            16%
Income Taxes                                                             8%              179       199            11%
                                                                                      ------    ------
Core Income                                                             17%           $  265    $  314            18%
                                                                                      ======    ======

Average Assets (in billions of dollars)                                 --            $    9    $    9            --
                                                                                      ======    ======
Return on Assets                                                                        5.92%     7.04%
                                                                                      ======    ======

Average Loans (in billions of dollars)                                  --            $  7.0    $  7.0            --
Average Customer Deposits (in billions of dollars)                      8%              44.1      48.0            9%
EOP Accounts (in millions)                                              6%

Non-Interest Revenue as % of Total Revenues                                             26.9%     26.3%

Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
    In millions of dollars                                             24%
    %

Proprietary Mutual Funds / UIT                                         106%           $  497    $  586            18%
Proprietary Money Market Funds                                          8%             1,694     1,689            --
                                                                                      ------    ------
Total Proprietary Funds                                                 23%            2,191     2,275            4%
Third Party Funds                                                      (51%)           1,546       714           (54%)
                                                                                      ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                (9%)           $3,737    $2,989           (20%)
                                                                                      ======    ======
Variable Annuity Premiums & Deposits (in millions of dollars)          (8%)           $  600    $  606            1%

Branches                                                               --
ATM-only locations                                                      2%
Proprietary ATMs                                                       (2%)

(1) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

                                                                                                                              PAGE 4

GLOBAL CONSUMER - BANKING/LENDING
MORTGAGE BANKING (1)
(In millions of dollars)

                                                                                                                   CITIGROUP


                                                              1Q         2Q          3Q         4Q          1Q         2Q
                                                             2000       2000        2000       2000        2001       2001
                                                            -------    -------     -------    -------     -------    -------
Total Revenues, Net of Interest Expense                     $   223    $   226     $   225    $   238     $   242    $   268
Adjusted Operating Expenses                                      99        102          92        102         109        116
Provision for Loan Losses                                         9         (1)          1         (7)         --         (3)
                                                            -------    -------     -------    -------     -------    -------
Core Income Before Taxes and Minority Interest                  115        125         132        143         133        155
Income Taxes                                                     44         48          49         55          51         60
Minority Interest, Net of Tax                                     5          6           6          5           5          7
                                                            -------    -------     -------    -------     -------    -------
Core Income                                                 $    66    $    71     $    77    $    83     $    77    $    88
                                                            =======    =======     =======    =======     =======    =======

Average Assets (in billions of dollars)                     $    34    $    37     $    42    $    45     $    47    $    48
                                                            =======    =======     =======    =======     =======    =======
Return on Assets                                               0.78%      0.77%       0.73%      0.73%       0.66%      0.74%
                                                            =======    =======     =======    =======     =======    =======
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
----------------------------------------------
Student Loans                                                   2.8        3.0         3.3        3.5         3.5        3.5
Mortgages                                                       0.7        0.9         0.9        0.9         0.9        0.9
Consumer Finance                                                0.1        0.1         0.1        0.1         0.1        0.1
                                                            -------    -------     -------    -------     -------    -------
    Total                                                       3.6        4.0         4.3        4.5         4.5        4.5
                                                            =======    =======     =======    =======     =======    =======

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
---------------------------------------------------------
Mortgages (2)                                               $  20.1    $  21.6     $  23.8    $  25.9     $  26.8    $  27.3
Student Loans                                                  11.6       12.3        14.2       15.3        16.8       17.2
Consumer Finance                                                0.4        0.5         0.7        0.9         1.0        1.2
                                                            -------    -------     -------    -------     -------    -------
    Average Loans - On Balance Sheet                           32.1       34.4        38.7       42.1        44.6       45.7
Other Serviced Loans                                           54.1       59.9        61.8       62.6        64.2       66.0
                                                            -------    -------     -------    -------     -------    -------
    Total                                                   $  86.2    $  94.3     $ 100.5    $ 104.7     $ 108.8    $ 111.7
                                                            =======    =======     =======    =======     =======    =======

Mortgage Originations (in billions of dollars)              $   3.7    $   5.1     $   5.7    $   5.5     $   5.9    $   8.8
Student Loan Originations                                   $   1.0    $   0.7     $   1.5    $   1.2     $   1.5    $   0.5
Consumer Finance Originations                               $   0.2    $   0.3     $   0.3    $   0.3     $   0.3    $   0.4


Net Credit Loss Ratio (3)                                      0.19%      0.08%       0.09%      0.27%       0.06%      0.08%

Loans 90+ Days Past Due:
    In millions of dollars                                  $   733    $   722     $   723    $   846     $   957    $ 1,191
    %                                                          2.28%      2.10%       1.88%      2.01%       2.14%      2.61%

                                                               2Q 2001 VS.        YTD        YTD         YTD 2Q 2001 VS.
                                                            2Q 2000 INCREASE/      2Q         2Q      YTD 2Q 2000 INCREASE/
                                                               (DECREASE)         2000       2001          (DECREASE)
                                                            -----------------   ---------  ---------  ---------------------
Total Revenues, Net of Interest Expense                            19%          $     449  $     510          14%
Adjusted Operating Expenses                                        14%                201        225          12%
Provision for Loan Losses                                        (200%)                 8         (3)         NM
                                                                                ---------  ---------
Core Income Before Taxes and Minority Interest                     24%                240        288          20%
Income Taxes                                                       25%                 92        111          21%
Minority Interest, Net of Tax                                      17%                 11         12           9%
                                                                                ---------  ---------
Core Income                                                        24%          $     137  $     165          20%
                                                                                =========  =========

Average Assets (in billions of dollars)                            30%          $      36  $      48          33%
                                                                                =========  =========
Return on Assets                                                                     0.77%      0.69%
                                                                                =========  =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
----------------------------------------------
Student Loans                                                      17%
Mortgages                                                          --
Consumer Finance                                                   --

    Total                                                          13%


OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
---------------------------------------------------------
Mortgages (2)                                                      26%          $    20.9  $    27.1          30%
Student Loans                                                      40%               12.0       17.0          42%
Consumer Finance                                                  140%                0.5        1.1         120%
                                                                                ---------  ---------
    Average Loans - On Balance Sheet                               33%               33.4       45.2          35%
Other Serviced Loans                                               10%               57.0       65.1          14%
                                                                                ---------  ---------
    Total                                                          18%          $    90.4  $   110.3          22%
                                                                                =========  =========

Mortgage Originations (in billions of dollars)                     73%          $     8.8  $    14.7          67%
Student Loan Originations                                         (29%)         $     1.7  $     2.0          18%
Consumer Finance Originations                                      33%          $     0.5  $     0.7          40%


Net Credit Loss Ratio (3)

Loans 90+ Days Past Due:
    In millions of dollars                                         65%
    %

(1) Includes Student Loans.
(2) Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 16 basis point increase related to the adoption of revised FFIEC write-off policies.


Reclassified to conform to the current period's presentation.


                                                                                                                              PAGE 5

GLOBAL CONSUMER - BANKING/LENDING
NORTH AMERICA CARDS (1)
(In millions of dollars)

                                                                                                                CITIGROUP


                                                               1Q           2Q           3Q           4Q           1Q
                                                              2000         2000         2000         2000         2001
                                                            ---------    ---------    ---------    ---------    ---------
Adjusted Revenues, Net of Interest Expense                  $   2,551    $   2,557    $   2,737    $   2,911    $   3,004
Adjusted Operating Expenses                                       957          975        1,005        1,017        1,041
Adjusted Provision for Loan Losses (2)                            990          961          957        1,065        1,221
                                                            ---------    ---------    ---------    ---------    ---------
Core Income Before Taxes                                          604          621          775          829          742
Income Taxes                                                      224          233          283          302          275
                                                            ---------    ---------    ---------    ---------    ---------
Core Income                                                 $     380    $     388    $     492    $     527    $     467
                                                            =========    =========    =========    =========    =========

Managed Average Assets (in billions of dollars)             $      90    $      94    $     101    $     106    $     106
                                                            =========    =========    =========    =========    =========
Return on Managed Assets                                         1.70%        1.66%        1.94%        1.98%        1.79%
                                                            =========    =========    =========    =========    =========

CITI CARDS DATA (3):
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (4)           $   1,956    $   1,899    $   2,055    $   2,198    $   2,374
% of Average Managed Loans                                       9.29%        8.66%        8.62%        8.83%        9.61%

Risk Adjusted Revenue (in millions of dollars) (5)          $   1,471    $   1,516    $   1,701    $   1,768    $   1,709
% of Average Managed Loans                                       6.99%        6.91%        7.14%        7.10%        6.92%

Adjusted Operating Expenses as % of Average Managed Loans        4.19%        4.14%        3.93%        3.79%        3.93%

End of Period Managed Receivables                           $    86.1    $    92.3    $    97.7    $   103.2    $   100.5
Total EOP Open Accounts (in millions)                            78.5         83.9         89.4         90.8         93.2
Total Sales                                                 $    48.4    $    55.3    $    55.2    $    56.8    $    51.2

END OF PERIOD LOANS:
--------------------
    On Balance Sheet                                        $    27.9    $    33.5    $    37.9    $    37.0    $    32.6
    Securitized                                                  54.5         51.6         53.3         57.2         60.1
    Held for Sale                                                 3.4          6.5          5.8          8.1          7.0
                                                            ---------    ---------    ---------    ---------    ---------
       Total                                                $    85.8    $    91.6    $    97.0    $   102.3    $    99.7
                                                            =========    =========    =========    =========    =========

AVERAGE LOANS:
--------------
    On Balance Sheet                                        $    26.9    $    32.1    $    36.9    $    36.9    $    34.7
    Securitized                                                  54.7         51.7         51.1         55.4         58.5
    Held for Sale                                                 3.1          4.4          6.8          6.7          7.0
                                                            ---------    ---------    ---------    ---------    ---------
       Total                                                $    84.7    $    88.2    $    94.8    $    99.0    $   100.2
                                                            =========    =========    =========    =========    =========

NET CREDIT LOSSES (in millions of dollars):
------------------
    On Balance Sheet                                        $     328    $     347    $     362    $     398    $     466
    Securitized                                                   631          561          524          592          667
    Held for Sale                                                  21           40           56           61           63
                                                            ---------    ---------    ---------    ---------    ---------
       Total                                                $     980    $     948    $     942    $   1,051    $   1,196
                                                            =========    =========    =========    =========    =========

Coincident Net Credit Loss Ratio                                 4.65%        4.32%        3.95%        4.22%        4.84%
12 Month Lagged Net Credit Loss Ratio                            5.11%        4.81%        4.67%        5.16%        5.72%


LOANS 90+ DAYS PAST DUE:
------------------------
    In millions of dollars                                  $   1,281    $   1,156    $   1,295    $   1,497    $   1,836
    %                                                            1.49%        1.26%        1.34%        1.46%        1.84%

                                                                          2Q 2001 VS.       YTD        YTD       YTD 2Q 2001 VS.
                                                               2Q      2Q 2000 INCREASE/     2Q         2Q    YTD 2Q 2000 INCREASE/
                                                              2001        (DECREASE)        2000       2001        (DECREASE)
                                                            ---------  -----------------   -------    ------- ---------------------
Adjusted Revenues, Net of Interest Expense                  $   3,099         21%          $ 5,108    $ 6,103          19%
Adjusted Operating Expenses                                     1,003          3%            1,932      2,044           6%
Adjusted Provision for Loan Losses (2)                          1,371         43%            1,951      2,592          33%
                                                            ---------                      -------    -------
Core Income Before Taxes                                          725         17%            1,225      1,467          20%
Income Taxes                                                      270         16%              457        545          19%
                                                            ---------                      -------    -------
Core Income                                                 $     455         17%          $   768    $   922          20%
                                                            =========                      =======    =======

Managed Average Assets (in billions of dollars)             $     106         13%          $    92    $   106          15%
                                                            =========                      =======    =======
Return on Managed Assets                                         1.72%                        1.68%      1.75%
                                                            =========                      =======    =======

CITI CARDS DATA (3):
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (4)           $   2,411         27%          $ 3,855    $ 4,785          24%
% of Average Managed Loans                                       9.61%                        8.97%      9.61%

Risk Adjusted Revenue (in millions of dollars) (5)          $   1,627          7%          $ 2,987    $ 3,336          12%
% of Average Managed Loans                                       6.49%                        6.95%      6.70%

Adjusted Operating Expenses as % of Average Managed Loans        3.73%

End of Period Managed Receivables                           $   103.9         13%
Total EOP Open Accounts (in millions)                            94.1         12%
Total Sales                                                 $    55.6          1%          $ 103.7    $ 106.8           3%

END OF PERIOD LOANS:
--------------------
    On Balance Sheet                                        $    32.6         (3%)
    Securitized                                                  61.4         19%
    Held for Sale                                                 9.0         38%
                                                            ---------
       Total                                                $   103.0         12%
                                                            =========

AVERAGE LOANS:
--------------
    On Balance Sheet                                        $    33.5          4%          $  29.5       34.1          16%
    Securitized                                                  59.7         15%             53.2       59.1          11%
    Held for Sale                                                 7.4         68%              3.8        7.2          89%
                                                            ---------                      -------    -------
       Total                                                $   100.6         14%          $  86.5    $ 100.4          16%
                                                            =========                      =======    =======

NET CREDIT LOSSES (in millions of dollars):
-------------------------------------------
    On Balance Sheet                                        $     477         37%          $   675    $   943          40%
    Securitized                                                   816         45%            1,192      1,483          24%
    Held for Sale                                                  90        125%               61        153         151%
                                                            ---------                      -------    -------
       Total                                                $   1,383         46%          $ 1,928    $ 2,579          34%
                                                            =========                      =======    =======

Coincident Net Credit Loss Ratio                                 5.51%
12 Month Lagged Net Credit Loss Ratio                            6.29%


LOANS 90+ DAYS PAST DUE:
------------------------
    In millions of dollars                                  $   1,775        54%
    %                                                            1.72%

(1) Includes Citi Cards (bankcards and private-label cards)  and Diners Club.
(2) On a managed basis.
(3) Excludes Diners Club
(4) Includes delinquency and other risk-based charges.
(5) Risk Adjusted Revenue is adjusted revenues less net credit losses.

Reclassified to conform to the current period's presentation.

                                                                                                                               PAGE6

GLOBAL CONSUMER - BANKING/LENDING
CITIFINANCIAL
(In millions of dollars)

                                                                                                                 CITIGROUP


                                                                1Q           2Q           3Q           4Q           1Q
                                                               2000         2000         2000         2000         2001
                                                             ---------    ---------    ---------    ---------    ---------
Adjusted Revenues, Net of Interest Expense*                  $   1,222    $   1,269    $   1,262    $   1,318    $   1,339
Adjusted Operating Expenses                                        536          571          568          581          569
Adjusted Provision for Benefits, Claims, and Credit Losses         404          373          362          407          428
                                                             ---------    ---------    ---------    ---------    ---------
Core Income Before Taxes                                           282          325          332          330          342
Income Taxes                                                       103          120          119          117          130
                                                             ---------    ---------    ---------    ---------    ---------
Core Income                                                  $     179    $     205    $     213    $     213    $     212
                                                             =========    =========    =========    =========    =========
Average Assets (in billions of dollars)                      $      51    $      55    $      58    $      61    $      63
                                                             =========    =========    =========    =========    =========
Return on Assets                                                  1.41%        1.50%        1.46%        1.39%        1.36%
                                                             =========    =========    =========    =========    =========


NET RECEIVABLES (in billions of dollars):
-----------------------------------------
    Real estate secured loans (1)                            $    33.7    $    35.5    $    36.7    $    38.1    $    40.3
    Personal loans (2)                                             9.8          9.7          9.7          9.9          9.8
    Auto                                                           3.0          3.8          4.2          4.6          5.2
    Sales finance and other                                        2.8          2.6          2.6          2.7          2.4
                                                             ---------    ---------    ---------    ---------    ---------
       Total                                                 $    49.3    $    51.6    $    53.2    $    55.3    $    57.7
                                                             =========    =========    =========    =========    =========

Number of offices                                                2,767        2,738        2,699        2,720        2,430

Average yield (3)                                                14.26%       14.16%       14.11%       14.03%       13.93%
Average net interest margin (3)                                   8.21%        7.84%        7.61%        7.55%        7.70%
Net credit loss ratio (3)                                         2.92%        2.49%        2.33%        2.57%        2.57%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   1,044    $   1,033    $   1,084    $   1,272    $   1,599
    %                                                             2.11%        1.98%        2.00%        2.23%        2.77%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                              $     4.1    $     4.4    $     4.7    $     5.2    $     5.6
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                                 $     0.3    $     0.3    $     0.3    $     0.3    $     0.3
(3) Includes loans held for sale

                                                                           2Q 2001 VS.      YTD        YTD        YTD 2Q 2001 VS.
                                                                2Q     2Q 2000 INCREASE/     2Q         2Q     YTD 2Q 2000 INCREASE/
                                                               2001        (DECREASE)       2000       2001         (DECREASE)
                                                             --------- -----------------  ---------  --------- ---------------------
Adjusted Revenues, Net of Interest Expense*                  $   1,390         10%        $   2,491  $   2,729          10%
Adjusted Operating Expenses                                        502        (12%)           1,107      1,071          (3%)
Adjusted Provision for Benefits, Claims, and Credit Losses         434         16%              777        862          11%
                                                             ---------                    ---------  ---------
Core Income Before Taxes                                           454         40%              607        796          31%
Income Taxes                                                       168         40%              223        298          34%
                                                             ---------                    ---------  ---------
Core Income                                                  $     286         40%        $     384  $     498          30%
                                                             =========                    =========  =========
Average Assets (in billions of dollars)                      $      65         18%        $      53  $      64          21%
                                                             =========                    =========  =========
Return on Assets                                                  1.76%                        1.46%      1.57%
                                                             =========                    =========  =========


NET RECEIVABLES (in billions of dollars):
-----------------------------------------
    Real estate secured loans (1)                            $    40.6         14%
    Personal loans (2)                                             9.8          1%
    Auto                                                           5.8         53%
    Sales finance and other                                        2.3        (12%)
                                                             ---------
       Total                                                 $    58.5         13%
                                                             =========

Number of offices                                                2,336        (15%)

Average yield (3)                                                13.69%                       14.21%     13.81%
Average net interest margin (3)                                   7.85%                        8.02%      7.78%
Net credit loss ratio (3)                                         2.55%                        2.70%      2.56%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   1,757        70%
    %                                                             3.00%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                              $     6.4        45%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                                 $     0.3        --
(3) Includes loans held for sale

* Excludes realized gains / (losses) on investments.

                                                                                                                              PAGE 7


GLOBAL CONSUMER - INSURANCE
TRAVELERS LIFE AND ANNUITY
(In millions of dollars)

                                                                                                                CITIGROUP


                                                           1Q            2Q            3Q            4Q            1Q
                                                          2000          2000          2000          2000          2001
                                                        ---------     ---------     ---------     ---------     ---------
Total Revenues, Net of Interest Expense*                $   1,010     $     983     $     899     $     999     $   1,130
Total Operating Expenses                                      126            97           103            83            88
Provision for Benefits and Claims                             603           586           531           605           729
                                                        ---------     ---------     ---------     ---------     ---------
Core Income Before Taxes                                      281           300           265           311           313
Income Taxes                                                   94            98            86           102           103
                                                        ---------     ---------     ---------     ---------     ---------
Core Income                                             $     187     $     202     $     179     $     209     $     210
                                                        =========     =========     =========     =========     =========


PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                                    $     108     $     118     $     117     $     122     $     122
Group annuities                                                92           114            91           123           117
Life and long-term care insurance                              60            55            40            46            63
Other (includes run-off and return on excess capital)          21            13            17            20            11
                                                        ---------     ---------     ---------     ---------     ---------
       Total                                            $     281     $     300     $     265     $     311     $     313
                                                        =========     =========     =========     =========     =========

INDIVIDUAL ANNUITIES:
--------------------
Net written premiums & deposits:
   Fixed                                                $   293.5     $   302.6     $   320.3     $   350.0     $   427.2
   Variable                                               1,245.0       1,258.5       1,273.6       1,247.7       1,098.7
   Individual Payout                                         20.5          21.7          20.6          17.0          18.7
                                                        ---------     ---------     ---------     ---------     ---------
      Total                                             $ 1,559.0     $ 1,582.8     $ 1,614.5     $ 1,614.7     $ 1,544.6
                                                        =========     =========     =========     =========     =========

Policyholder account balances & benefit reserves: (1)
   Fixed                                                $ 7,911.3     $ 7,904.0     $ 7,939.8     $ 8,050.0     $ 8,271.7
   Variable                                              21,072.7      21,013.2      21,678.1      20,704.0      18,948.3
   Individual Payout                                        619.6         626.2         630.0         630.3         631.9
                                                        ---------     ---------     ---------     ---------     ---------
      Total                                             $29,603.6     $29,543.4     $30,247.9     $29,384.3     $27,851.9
                                                        =========     =========     =========     =========     =========

GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)                     $ 1,456.9     $ 1,439.1     $ 1,481.8     $ 1,149.9     $ 2,501.6
Policyholder account balances & benefit reserves: (1)
   GIC's and other investment contracts                 $11,087.0     $11,204.2     $11,966.9     $12,598.6     $13,732.0
   Payout Group annuities                                 4,514.9       4,624.0       4,713.8       4,861.5       5,140.5
                                                        ---------     ---------     ---------     ---------     ---------
       Total                                            $15,601.9     $15,828.2     $16,680.7     $17,460.1     $18,872.5
                                                        =========     =========     =========     =========     =========

INDIVIDUAL LIFE INSURANCE:
-------------------------
Net written premiums and deposits:
   Direct periodic premiums and deposits                $   116.7     $   113.4     $   135.8     $   144.7     $   187.0
   Single premium deposits                                   18.3          21.0          22.3          37.6          47.2
   Reinsurance                                              (19.1)        (20.3)        (21.4)        (23.0)        (22.6)
                                                        ---------     ---------     ---------     ---------     ---------
       Total                                            $   115.9     $   114.1     $   136.7     $   159.3     $   211.6
                                                        =========     =========     =========     =========     =========

Policyholder account balances & benefit reserves        $ 2,755.3     $ 2,801.9     $ 2,911.0     $ 2,983.3     $ 3,085.1

Life insurance in force (in billions, face amt.)        $    61.7     $    63.2     $    65.2     $    66.9     $    69.4

Life insurance issued (in billions, face amt.)          $     2.7     $     3.0     $     3.1     $     2.9     $     3.8


ALL BUSINESSES:
--------------
Net investment income (pretax)                          $   594.9     $   639.1     $   609.1     $   655.9     $   654.9
Interest credited to contractholders                    $   244.7     $   248.7     $   266.7     $   290.4     $   291.3

STATUTORY DATA:
--------------
TRAVELERS INSURANCE COMPANY
   Statutory capital and surplus                        $ 5,011.2     $ 4,977.4     $ 5,355.1     $ 5,123.4     $ 5,024.5
   Surplus to liabilities ratio                              20.5%         20.3%         21.3%         20.2%         18.8%

                                                                     2Q 2001 VS.      YTD         YTD      YTD 2Q 2001 VS.
                                                           2Q     2Q 2000 INCREASE/    2Q          2Q    YTD 2Q 2000 INCREASE/
                                                          2001       (DECREASE)       2000        2001       (DECREASE)
                                                        --------- ----------------- --------    -------- ---------------------
Total Revenues, Net of Interest Expense*                $     975       (1%)        $  1,993    $  2,105         6%
Total Operating Expenses                                       87      (10%)             223         175       (22%)
Provision for Benefits and Claims                             546       (7%)           1,189       1,275         7%
                                                        ---------                   --------    --------
Core Income Before Taxes                                      342       14%              581         655        13%
Income Taxes                                                  111       13%              192         214        11%
                                                        ---------                   --------    --------
Core Income                                             $     231       14%         $    389    $    441        13%
                                                        =========                   ========    ========


PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                                    $     125        6%         $    226    $    247         9%
Group annuities                                               134       18%              206         251        22%
Life and long-term care insurance                              74       35%              115         137        19%
Other (includes run-off and return on excess capital)           9      (31%)              34          20       (41%)
                                                        ---------                   --------    --------
       Total                                            $     342       14%         $    581    $    655        13%
                                                        =========                   ========    ========

INDIVIDUAL ANNUITIES:
--------------------
Net written premiums & deposits:
   Fixed                                                $   571.5       89%         $  596.1    $  998.7        68%
   Variable                                               1,068.3      (15%)         2,503.5     2,167.0       (13%)
   Individual Payout                                         14.7      (32%)            42.2        33.4       (21%)
                                                        ---------                   --------    --------
      Total                                             $ 1,654.5        5%         $3,141.8    $3,199.1         2%
                                                        =========                   ========    ========

Policyholder account balances & benefit reserves: (1)
   Fixed                                                $ 8,609.3        9%
   Variable                                              20,438.0       (3%)
   Individual Payout                                        631.7        1%
                                                        ---------
      Total                                             $29,679.0       --
                                                        =========

GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)                     $ 1,397.4       (3%)        $2,896.0    $3,899.0        35%
Policyholder account balances & benefit reserves: (1)
   GIC's and other investment contracts                 $14,091.0       26%
   Payout Group annuities                                 5,259.0       14%
                                                        ---------
       Total                                            $19,350.0       22%
                                                        =========

INDIVIDUAL LIFE INSURANCE:
-------------------------
Net written premiums and deposits:
   Direct periodic premiums and deposits                $   142.1       25%         $  230.1    $  329.1        43%
   Single premium deposits                                   48.4      130%             39.3        95.6       143%
   Reinsurance                                              (24.1)     (19%)           (39.4)      (46.7)      (19%)
                                                        ---------                   --------    --------
       Total                                            $   166.4       46%         $  230.0    $  378.0        64%
                                                        =========                   ========    ========

Policyholder account balances & benefit reserves        $ 3,193.1       14%

Life insurance in force (in billions, face amt.)        $    71.0       12%

Life insurance issued (in billions, face amt.)          $     2.9       (3%)        $    5.7    $    6.7        18%


ALL BUSINESSES:
--------------
Net investment income (pretax)                          $   673.5        5%         $1,234.0    $1,328.4         8%
Interest credited to contractholders                    $   305.8       23%         $  493.4    $  597.1        21%

STATUTORY DATA:
--------------
TRAVELERS INSURANCE COMPANY
   Statutory capital and surplus                        $ 5,047.8        1%
   Surplus to liabilities ratio                              18.9%

(1)   Includes general account, separate accounts and managed funds.
(2)   Excludes deposits of $28.0 and $12.0 for the first and second quarters of 2001 and $24.0, $45.0 and $251.0 in the first, second, and fourth quarters of 2000, related to Travelers plans previously managed externally.

* Excludes realized gains / (losses) on investments.

                                                                                                                              PAGE 8


GLOBAL CONSUMER - INSURANCE
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)

                                                                                                                           CITIGROUP


                                                        1Q            2Q           3Q           4Q          1Q            2Q
                                                       2000          2000         2000         2000        2001          2001
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Total Revenues, Net of Interest Expense*             $      472   $      479   $      474   $      490   $      490   $      497
Total Operating Expenses                                    162          159          177          161          169          172
Provision for Benefits and Claims                           125          126          106          139          128          127
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes                                    185          194          191          190          193          198
Income Taxes                                                 66           69           67           66           68           70
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Core Income                                          $      119   $      125   $      124   $      124   $      125   $      128
                                                     ==========   ==========   ==========   ==========   ==========   ==========


LIFE INSURANCE
--------------
Face value (in billions) of:
  Life insurance issued                              $     15.0   $     18.5   $     16.8   $     17.1   $     16.3   $     18.6
  Life insurance in force                            $    397.8   $    403.6   $    408.4   $    412.7   $    415.4   $    422.9

Annualized issued premiums                           $     44.1   $     54.1   $     49.5   $     50.0   $     47.4   $     53.7
Direct premiums                                      $    324.5   $    330.9   $    333.3   $    337.6   $    340.4   $    346.9
Earned premiums                                      $    270.6   $    277.4   $    275.0   $    282.6   $    284.0   $    285.2

OTHER PRODUCTS
--------------
Mutual fund sales at NAV:
    Proprietary                                      $    465.0   $    468.7   $    448.5   $    428.9   $    479.9   $    509.1
    Other funds                                           497.1        552.5        397.8        368.5        330.1        259.1
                                                     ----------   ----------   ----------   ----------   ----------   ----------
       Total U.S. mutual fund sales                       962.1      1,021.2        846.3        797.4        810.0        768.2
    Mutual fund sales - Canada                            228.8        128.1        117.4        119.0        183.8        100.1
                                                     ----------   ----------   ----------   ----------   ----------   ----------
       Total mutual fund sales                       $  1,190.9   $  1,149.3   $    963.7   $    916.4   $    993.8   $    868.3
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)   $    492.0   $    475.6   $    457.2   $    667.5   $    694.5   $  1,091.9

Variable annuity net written premiums and deposits   $    249.9   $    248.0   $    270.6   $    288.2   $    247.6   $    237.1

AGENTS LICENSED FOR:
-------------------
    Life insurance                                       79,818       82,288       85,183       86,900       88,907       93,998
    Mutual funds                                         25,570       25,968       27,300       27,961       27,671       28,766
    $.M.A.R.T. / $.A.F.E. loans                          93,055       99,481      105,640      116,491      125,450      133,200
    Variable annuities                                   16,453       16,692       17,281       17,777       18,665       19,642
    Long term care                                        8,010        7,785        9,612       10,134       10,869       11,319
    Home & auto insurance                                13,238       13,038       12,194       11,647       11,275       12,834

Financial Needs Analyses submitted                      110,900      109,451      108,838      108,705      114,991      122,009

                                                        2Q 2001 VS.       YTD            YTD          YTD 2Q 2001 VS.
                                                     2Q 2000 INCREASE/     2Q             2Q       YTD 2Q 2000 INCREASE/
                                                        (DECREASE)        2000           2001           (DECREASE)
                                                     -----------------  ----------     ----------  ---------------------
Total Revenues, Net of Interest Expense*                  4%            $      951     $      987          4%
Total Operating Expenses                                  8%                   321            341          6%
Provision for Benefits and Claims                         1%                   251            255          2%
                                                                        ----------     ----------
Core Income Before Taxes                                  2%                   379            391          3%
Income Taxes                                              1%                   135            138          2%
                                                                        ----------     ----------
Core Income                                               2%            $      244     $      253          4%
                                                                        ==========     ==========


LIFE INSURANCE
--------------
Face value (in billions) of:
  Life insurance issued                                   1%            $     33.5     $     34.9          4%
  Life insurance in force                                 5%

Annualized issued premiums                               (1%)           $     98.2     $    101.1          3%
Direct premiums                                           5%            $    655.4     $    687.3          5%
Earned premiums                                           3%            $    548.0     $    569.2          4%

OTHER PRODUCTS
--------------
Mutual fund sales at NAV:
    Proprietary                                           9%            $    933.7     $    989.0          6%
    Other funds                                         (53%)              1,049.6          589.2        (44%)
                                                                        ----------     ----------
       Total U.S. mutual fund sales                     (25%)              1,983.3        1,578.2        (20%)
    Mutual fund sales - Canada                          (22%)                356.9          283.9        (20%)
                                                                        ----------     ----------
       Total mutual fund sales                          (24%)           $  2,340.2     $  1,862.1        (20%)
                                                                        ==========     ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)      130%            $    967.6     $  1,786.4         85%

Variable annuity net written premiums and deposits       (4%)           $    497.9     $    484.7         (3%)

AGENTS LICENSED FOR:
-------------------
    Life insurance                                       14%
    Mutual funds                                         11%
    $.M.A.R.T. / $.A.F.E. loans                          34%
    Variable annuities                                   18%
    Long term care                                       45%
    Home & auto insurance                                (2%)

Financial Needs Analyses submitted                       11%               220,351        237,000          8%

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.



* Excludes realized gains / (losses) on investments.

                                                                                                                              PAGE 9


GLOBAL CONSUMER - INSURANCE
PERSONAL LINES
(In millions of dollars)

                                                                                                                 CITIGROUP


                                                        1Q           2Q          3Q          4Q          1Q          2Q
                                                       2000         2000        2000        2000        2001        2001
                                                     --------     -------     --------    --------    --------    --------
Total Revenues, Net of Interest Expense*             $  1,034     $ 1,050     $  1,058    $  1,088    $  1,080    $  1,106
Adjusted Operating Expenses                               250         256          246         250         267         261
Claims and Claim Adjustment Expenses                      659         673          717         718         688         793
                                                     --------     -------     --------    --------    --------    --------
Core Income Before Taxes and Minority Interest            125         121           95         120         125          52
Income Taxes                                               38          36           27          37          38          13
Minority Interest, Net of Tax                              13           3           --          --          --          --
                                                     --------     -------     --------    --------    --------    --------
Core Income (1)                                      $     74     $    82     $     68    $     83    $     87    $     39
                                                     ========     =======     ========    ========    ========    ========

NET WRITTEN PREMIUMS BY PRODUCT LINE:
------------------------------------
Auto                                                 $  588.7     $ 614.7     $  608.7    $  596.1    $  639.1    $  669.0
Homeowners and other                                    307.9       378.6        397.1       372.5       322.7       404.5
                                                     --------     -------     --------    --------    --------    --------
    Total net written premiums (a)                   $  896.6     $ 993.3     $1,005.8    $  968.6    $  961.8    $1,073.5
                                                     ========     =======     ========    ========    ========    ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
--------------------------------------------
Independent agents                                   $  691.9     $ 769.8     $  779.2    $  750.1    $  749.1    $  837.6
Alternative distribution                                147.3       165.1        176.2       172.2       165.7       178.8
Other                                                    57.4        58.4         50.4        46.3        47.0        57.1
                                                     --------     -------     --------    --------    --------    --------
    Total net written premiums (a)                   $  896.6     $ 993.3     $1,005.8    $  968.6    $  961.8    $1,073.5
                                                     ========     =======     ========    ========    ========    ========

STATUTORY RATIO DEVELOPMENT:
---------------------------
Earned premiums (b)                                  $  917.2     $ 927.7     $  937.8    $  972.5    $  957.9    $  994.9

Losses and loss adjustment expenses (c)                 661.5       674.0        719.3       721.0       688.5       793.1
Other underwriting expenses (d)                         242.1       254.3        260.3       245.3       254.6       264.9
                                                     --------     -------     --------    --------    --------    --------
    Total deductions                                    903.6       928.3        979.6       966.3       943.1     1,058.0
                                                     --------     -------     --------    --------    --------    --------
Statutory underwriting gain/(loss)                   $   13.6     $  (0.6)    $  (41.8)   $    6.2    $   14.8    $  (63.1)
                                                     ========     =======     ========    ========    ========    ========

STATUTORY COMBINED RATIO:
------------------------
Loss and loss adjustment expense ratio (c/b)             72.1%       72.7%        76.7%       74.1%       71.9%       79.7%
Other underwriting expense ratio (d/a)                   27.0%       25.6%        25.9%       25.3%       26.5%       24.7%
                                                     --------     -------     --------    --------    --------    --------
    Combined ratio                                       99.1%       98.3%       102.6%       99.4%       98.4%      104.4%
                                                     ========     =======     ========    ========    ========    ========

Net investment income (pre-tax)                      $  113.1     $ 115.2     $  113.0    $  107.7    $  114.1    $  102.7
Effective tax rate on net investment income              29.3%       29.5%        29.4%       29.2%       29.2%       28.1%
Catastrophe losses, net of reinsurance (after-tax)   $   30.4     $  17.2     $    1.9    $    4.1    $     --    $   42.3

                                                        2Q 2001 VS.        YTD         YTD       YTD 2Q 2001 VS.
                                                     2Q 2000 INCREASE/      2Q          2Q     YTD 2Q 2000 INCREASE/
                                                        (DECREASE)         2000        2001         (DECREASE)
                                                     -----------------   --------    --------  ---------------------
Total Revenues, Net of Interest Expense*                     5%          $  2,084    $  2,186           5%
Adjusted Operating Expenses                                  2%               506         528           4%
Claims and Claim Adjustment Expenses                        18%             1,332       1,481          11%
                                                                         --------    --------
Core Income Before Taxes and Minority Interest              (57%)             246         177         (28%)
Income Taxes                                                (64%)              74          51         (31%)
Minority Interest, Net of Tax                              (100%)              16          --        (100%)
                                                                         --------    --------
Core Income (1)                                             (52%)        $    156    $    126         (19%)
                                                                         ========    ========

NET WRITTEN PREMIUMS BY PRODUCT LINE:
------------------------------------
Auto                                                         9%          $1,203.4     1,308.1           9%
Homeowners and other                                         7%             686.5       727.2           6%
                                                                         --------    --------
    Total net written premiums (a)                           8%          $1,889.9    $2,035.3          8%
                                                                         ========    ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
--------------------------------------------
Independent agents                                           9%          $1,461.7    $1,586.7           9%
Alternative distribution                                     8%             312.4       344.5          10%
Other                                                       (2%)            115.8       104.1         (10%)
                                                                         --------    --------
    Total net written premiums (a)                           8%          $1,889.9    $2,035.3          8%
                                                                         ========    ========

STATUTORY RATIO DEVELOPMENT:
---------------------------
Earned premiums (b)                                          7%          $1,844.9    $1,952.8          6%

Losses and loss adjustment expenses (c)                     18%           1,335.5     1,481.6          11%
Other underwriting expenses (d)                              4%             496.4       519.5           5%
                                                                         --------    --------
    Total deductions                                        14%           1,831.9     2,001.1           9%
                                                                         --------    --------
Statutory underwriting gain/(loss)                          NM           $   13.0    $  (48.3)         NM
                                                                         ========    ========

STATUTORY COMBINED RATIO:
------------------------
Loss and loss adjustment expense ratio (c/b)                                 72.4%       75.9%
Other underwriting expense ratio (d/a)                                       26.3%       25.5%
                                                                         --------    --------
    Combined ratio                                                           98.7%      101.4%
                                                                         ========    ========

Net investment income (pre-tax)                           (11%)          $  228.3    $  216.8          (5%)
Effective tax rate on net investment income                                  29.4%       28.7%
Catastrophe losses, net of reinsurance (after-tax)         146%          $   47.6    $   42.3         (11%)

(1)   During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of
      Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to
      April 20, 2000 are net of minority interest.

* Excludes realized gains / (losses) on investments.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 10


GLOBAL CONSUMER - INTERNATIONAL
WESTERN EUROPE
(In millions of dollars)

                                                                                                                           CITIGROUP

                                                                                                                      2Q 2001 VS.
                                                            1Q        2Q        3Q        4Q        1Q        2Q   2Q 2000 INCREASE/
                                                           2000      2000      2000      2000      2001      2001     (DECREASE)
                                                          ------    ------    ------    ------    ------    ------ -----------------
Total Revenues, Net of Interest Expense                   $  618    $  600    $  579    $  591    $  622    $  602        --
Adjusted Operating Expenses                                  363       365       333       335       350       332        (9%)
Provision for Benefits, Claims, and Credit Losses            104        92        97        97        99       101        10%
                                                          ------    ------    ------    ------    ------    ------
Core Income Before Taxes                                     151       143       149       159       173       169        18%
Income Taxes                                                  55        52        55        56        63        63        21%
                                                          ------    ------    ------    ------    ------    ------
Core Income                                               $   96    $   91    $   94    $  103    $  110    $  106        16%
                                                          ======    ======    ======    ======    ======    ======

Average Assets (in billions of dollars)                   $   22    $   21    $   21    $   21    $   21    $   22         5%
                                                          ======    ======    ======    ======    ======    ======
Return on Assets                                            1.76%     1.74%     1.78%     1.95%     2.12%     1.93%
                                                          ======    ======    ======    ======    ======    ======

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Cards                                                     $  2.3    $  2.2    $  2.2    $  2.2    $  2.0    $  2.1        (5%)
Mortgages                                                    2.1       2.1       2.1       2.1       2.2       2.2         5%
Auto                                                         1.3       1.4       1.4       1.5       1.6       1.6        14%
Personal                                                    10.1      10.0       9.9       9.9      10.4      10.1         1%
Other                                                        1.1       1.1       1.1       1.0       1.1       1.1        --
                                                          ------    ------    ------    ------    ------    ------
    Total                                                 $ 16.9    $ 16.8    $ 16.7    $ 16.7    $ 17.3    $ 17.1         2%
                                                          ======    ======    ======    ======    ======    ======

Average Customer Deposits (in billions of dollars)        $ 13.0    $ 12.5    $ 12.1    $ 12.0    $ 12.9    $ 13.0         4%

EOP Accounts (in millions)                                   9.8       9.9      10.0      10.1       9.9      10.0         1%
EOP Card Accounts (in millions)                              2.4       2.5       2.5       2.6       2.1       2.2      (12%)

Non-Interest Revenue as % of Total Revenues                 32.3%     30.7%     30.8%     31.5%     28.9%     25.7%

Net Credit Loss Ratio (1)                                   1.88%     1.84%     2.01%     2.40%     1.92%     1.98%
Loan 90+ Days Past Due:
    In millions of dollars                                $  899    $  892    $  829    $  835    $  785    $  740       (17%)
    %                                                       5.31%     5.18%     5.09%     4.78%     4.68%     4.34%

Proprietary Mutual Funds / UIT                            $  353    $  361    $  222    $  225    $  189    $  212       (41%)
Proprietary Money Market Funds                               195       116       101       108       162       152        31%
                                                          ------    ------    ------    ------    ------    ------
Total Proprietary Funds                                      548       477       323       333       351       364       (24%)
Third Party Funds                                            469       326       436       337       322       258       (21%)
                                                          ------    ------    ------    ------    ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $1,017    $  803    $  759    $  670    $  673    $  622       (23%)
                                                          ======    ======    ======    ======    ======    ======

Branches                                                     434       434       437       436       432       434        --
Consumer Finance Offices                                     128       131       132       130       131       128        (2%)
ATM-only locations                                            33        34        36        33        45        50        47%
Proprietary ATMs                                             839       859       875       883       888       909         6%

                                                           YTD       YTD        YTD 2Q 2001 VS.
                                                            2Q        2Q      YTD 2Q 2000 INCREASE/
                                                           2000      2001          (DECREASE)
                                                          ------    ------    ---------------------
Total Revenues, Net of Interest Expense                   $1,218    $1,224             --
Adjusted Operating Expenses                                  728       682             (6%)
Provision for Benefits, Claims, and Credit Losses            196       200              2%
                                                          ------    ------
Core Income Before Taxes                                     294       342             16%
Income Taxes                                                 107       126             18%
                                                          ------    ------
Core Income                                               $  187    $  216             16%
                                                          ======    ======

Average Assets (in billions of dollars)                   $   22    $   22             --
                                                          ======    ======
Return on Assets                                            1.71%     1.98%
                                                          ======    ======

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Cards                                                     $  2.3    $  2.1             (9%)
Mortgages                                                    2.1       2.2              5%
Auto                                                         1.4       1.6             14%
Personal                                                    10.1      10.3              2%
Other                                                        1.0       1.0             --
                                                          ------    ------
    Total                                                 $ 16.9    $ 17.2              2%
                                                          ======    ======

Average Customer Deposits (in billions of dollars)        $ 12.8    $ 13.0              2%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues                 30.1%     27.4%

Net Credit Loss Ratio (1)
Loan 90+ Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds / UIT                            $  714    $  401            (44%)
Proprietary Money Market Funds                               311       314              1%
                                                          ------    ------
Total Proprietary Funds                                    1,025       715            (30%)
Third Party Funds                                            795       580            (27%)
                                                          ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $1,820    $1,295            (29%)
                                                          ======    ======

Branches
Consumer Finance Offices
ATM-only locations
Proprietary ATMs

(1)   The 4Q00 net credit loss ratio includes a 24 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 11


GLOBAL CONSUMER - INTERNATIONAL
JAPAN
(In millions of dollars)

                                                                                                                           CITIGROUP

                                                                                                                      2Q 2001 VS.
                                                            1Q        2Q        3Q        4Q        1Q        2Q   2Q 2000 INCREASE/
                                                           2000      2000      2000      2000      2001      2001     (DECREASE)
                                                          ------    ------    ------    ------    ------    ------ -----------------
Total Revenues, Net of Interest Expense                   $  591    $  662    $  713    $  815    $  825    $  818        24%
Adjusted Operating Expenses                                  249       267       274       361       353       313        17%
Provision for Benefits, Claims, and Credit Losses            105       121       127       147       162       147        21%
                                                          ------    ------    ------    ------    ------    ------
Core Income Before Taxes                                     237       274       312       307       310       358        31%
Income Taxes                                                  87       101       108       105       112       129        28%
                                                          ------    ------    ------    ------    ------    ------
Core Income                                               $  150    $  173    $  204    $  202    $  198    $  229        32%
                                                          ======    ======    ======    ======    ======    ======

Average Assets (in billions of dollars)                   $   15    $   16    $   18    $   20    $   19    $   20        25%
                                                          ======    ======    ======    ======    ======    ======
Return on Assets                                            4.02%     4.35%     4.51%     4.02%     4.23%     4.59%
                                                          ======    ======    ======    ======    ======    ======


AVERAGE LOANS (in billions of dollars)
--------------------------------------
Mortgages                                                 $  3.4    $  3.8    $  4.0    $  4.2    $  4.2    $  4.3        13%
Cards                                                        0.8       1.1       1.1       1.1       1.0       1.0        (9%)
Personal                                                     5.2       5.8       6.8       8.0       7.9       8.3        43%
Other                                                        0.2       0.2       0.3       0.3       0.4       0.4       100%
                                                          ------    ------    ------    ------    ------    ------
    Total                                                 $  9.6    $ 10.9    $ 12.2    $ 13.6    $ 13.5    $ 14.0        28%
                                                          ======    ======    ======    ======    ======    ======

Average Customer Deposits (in billions of dollars)        $ 13.1    $ 13.5    $ 13.9    $ 13.9    $ 14.3    $ 14.7         9%

EOP Accounts (in millions)                                   4.0       4.1       4.6       4.8       4.9       5.0        22%
EOP Card Accounts (in millions)                              0.9       0.9       1.0       1.0       1.0       1.0        11%

Non-Interest Revenue as % of Total Revenues                 11.0%     12.0%     11.0%     10.4%      9.4%     10.5%

Net Credit Loss Ratio                                       3.68%     3.19%     3.15%     3.81%     4.06%     3.74%

Loan 90+ Days Past Due:
    In millions of dollars                                $  103    $  100    $  105    $  101    $  107    $  129        29%
    %                                                       0.99%     0.83%     0.76%     0.73%     0.81%     0.91%

Proprietary Mutual Funds / UIT                            $   67    $   78    $  178    $   75    $   99    $  130        67%
Proprietary Money Market Funds                               273       246       207        71        91       116       (53%)
                                                          ------    ------    ------    ------    ------    ------
Total Proprietary Funds                                      340       324       385       146       190       246       (24%)
Third Party Funds                                            113       104        36       110        92        84       (19%)
                                                          ------    ------    ------    ------    ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $  453    $  428    $  421    $  256    $  282    $  330       (23%)
                                                          ======    ======    ======    ======    ======    ======

Branches                                                      22        22        22        22        22        22        --
Consumer Finance Offices                                     685       742       878       902       902       907        22%
ATM-only locations/Unmanned Kiosks                            78       110       140       161       205       269       145%
Proprietary ATMs                                              61        61        61        61        61        62         2%

                                                           YTD       YTD      YTD 2Q 2001 VS.
                                                            2Q        2Q    YTD 2Q 2000 INCREASE/
                                                           2000      2001        (DECREASE)
                                                          ------    ------  ---------------------
Total Revenues, Net of Interest Expense                   $1,253    $1,643           31%
Adjusted Operating Expenses                                  516       666           29%
Provision for Benefits, Claims, and Credit Losses            226       309           37%
                                                          ------    ------
Core Income Before Taxes                                     511       668           31%
Income Taxes                                                 188       241           28%
                                                          ------    ------
Core Income                                               $  323    $  427           32%
                                                          ======    ======

Average Assets (in billions of dollars)                   $   16    $   20           25%
                                                          ======    ======
Return on Assets                                            4.06%     4.31%
                                                          ======    ======


AVERAGE LOANS (in billions of dollars)
--------------------------------------
Mortgages                                                 $  3.6    $  4.3           19%
Cards                                                        1.0       1.0           --
Personal                                                     5.5       8.1           47%
Other                                                        0.2       0.4          100%
                                                          ------    ------
    Total                                                 $ 10.3    $ 13.8           34%
                                                          ======    ======

Average Customer Deposits (in billions of dollars)        $ 13.3    $ 14.5            9%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues                 11.5%     10.0%

Net Credit Loss Ratio

Loan 90+ Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds / UIT                            $  145    $  229           58%
Proprietary Money Market Funds                               519       207          (60%)
                                                          ------    ------
Total Proprietary Funds                                      664       436          (34%)
Third Party Funds                                            217       176          (19%)
                                                          ------    ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $  881    $  612          (31%)
                                                          ======    ======

Branches
Consumer Finance Offices
ATM-only locations/Unmanned Kiosks
Proprietary ATMs

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 12


GLOBAL CONSUMER - INTERNATIONAL
ASIA  (EXCLUDING JAPAN)
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                                                         2Q 2001 VS.                YTD 2Q 2001 VS.
                                                                                          2Q 2000      YTD      YTD   YTD 2Q 2000
                                   1Q      2Q       3Q        4Q        1Q        2Q      INCREASE/     2Q      2Q     INCREASE/
                                  2000    2000     2000      2000      2001      2001    (DECREASE)    2000    2001   (DECREASE)
                                 ------  ------   ------    ------    ------    ------   ----------   ------  ------  ----------
Total Revenues, Net
  of Interest Expense            $  539  $  519   $  521    $  517    $  540    $  539         4%     $1,058  $1,079       2%
Adjusted Operating Expenses         246     241      235       247       244       242        --         487     486      --
Provision for Benefits,
  Claims, and Credit Losses          74      62       71        66        62        67         8%        136     129      (5%)
                                 ------  ------   ------    ------    ------    ------                ------  ------
Core Income Before Taxes            219     216      215       204       234       230         6%        435     464       7%
Income Taxes                         78      77       76        73        87        83         8%        155     170      10%
                                 ------  ------   ------    ------    ------    ------                ------  ------
Core Income                      $  141  $  139   $  139    $  131    $  147    $  147         6%     $  280  $  294       5%
                                 ======  ======   ======    ======    ======    ======                ======  ======

Average Assets
  (in billions of dollars)       $   27  $   26   $   27    $   26    $   25    $   25        (4%)    $   27  $   25      (7%)
                                 ======  ======   ======    ======    ======    ======                ======  ======
Return on Assets                   2.10%   2.15%    2.05%     2.00%     2.38%     2.36%                 2.09%   2.37%
                                 ======  ======   ======    ======    ======    ======                ======  ======


AVERAGE LOANS
-------------
  (in billions of dollars)
Mortgages                        $ 12.5  $ 12.2   $ 12.0    $ 11.6    $ 11.5    $ 11.2        (8%)    $ 12.4  $ 11.4      (8%)
Cards                               4.7     4.7      4.8       4.8       4.8       4.8         2%        4.7     4.8       2%
Auto                                2.3     2.3      2.4       2.4       2.4       2.3         0%        2.3     2.4       4%
Personal                            1.2     1.2      1.3       1.3       1.3       1.3         8%        1.2     1.3       8%
Other                               1.9     1.8      1.8       1.7       1.6       1.6       (11%)       1.8     1.5     (17%)
                                 ------  ------   ------    ------    ------    ------                ------  ------
    Total                        $ 22.6  $ 22.2   $ 22.3    $ 21.8    $ 21.6    $ 21.2        (5%)    $ 22.4  $ 21.4      (4%)
                                 ======  ======   ======    ======    ======    ======                ======  ======

Average Customer Deposits
  (in billions of dollars)       $ 34.2  $ 34.4   $ 35.1    $ 35.1    $ 36.1    $ 35.5         3%     $ 34.3  $ 35.8       4%

EOP Accounts (in millions)          7.3     7.5      7.8       8.1       8.4       8.8       17%
EOP Card Accounts (in millions)     4.4     4.5      4.7       4.9       5.1       5.6       24%

Non-Interest Revenue
  as % of Total Revenues           34.5%   31.2%    32.4%     30.7%     31.5%     30.4%                 32.9%   31.0%

Net Credit Loss Ratio              1.24%   1.07%    1.14%     1.18%     1.14%     1.23%

Loans 90+ Days Past Due:
    In millions of dollars       $  433  $  396   $  350    $  335    $  334    $  338       (15%)
    %                              1.92%   1.75%    1.57%     1.51%     1.58%     1.59%

Proprietary Mutual Funds / UIT   $   91  $  109   $  133    $  208    $  120    $  315       189%     $  200  $  435     118%
Proprietary Money Market Funds       93      62       49        97        91        68        10%        155     159       3%
                                 ------  ------   ------    ------    ------    ------                ------  ------
Total Proprietary Funds             184     171      182       305       211       383       124%        355     594      67%
Third Party Funds                 1,821     840      969       977       813       819        (3%)     2,661   1,632     (39%)
                                 ------  ------   ------    ------    ------    ------                ------  ------
Mutual Fund/UIT Sales at NAV
  (in millions of dollars)       $2,005  $1,011   $1,151    $1,282    $1,024    $1,202        19%     $3,016  $2,226     (26%)
                                 ======  ======   ======    ======    ======    ======                ======  ======

Branches                             71      73       76        77        77        77         5%
ATM-only locations                   79      75       74        73        77        75        --
Proprietary ATMs                    300     300      301       303       303       302         1%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                             1Q          2Q          3Q          4Q          1Q          2Q
                                                            2000        2000        2000        2000        2001        2001
                                                          --------    --------    --------    --------    --------    --------
Total Revenues, Net of Interest Expense (1)               $    513    $    466    $    436    $    526    $    471    $    480
Adjusted Operating Expenses                                    325         330         321         341         339         328
Provision for Benefits, Claims, and Credit Losses (1)           90          76          69         100          89          87
                                                          --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                        98          60          46          85          43          65
Income Taxes                                                    34          21          16          19          13          20
                                                          --------    --------    --------    --------    --------    --------
Core Income                                               $     64    $     39    $     30    $     66    $     30    $     45
                                                          ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)                   $     14    $     12    $     11    $     11    $     13    $     13
                                                          ========    ========    ========    ========    ========    ========
Return on Assets                                              1.84%       1.31%       1.08%       2.39%       0.94%        1.39%
                                                          ========    ========    ========    ========    ========    ========

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Mortgages                                                 $    2.0    $    2.0    $    2.1    $    2.1    $    2.1    $    2.0
Cards                                                          1.8         1.8         1.7         1.7         1.7         1.7
Auto                                                           1.5         1.1         0.9         0.9         0.8         0.7
Personal                                                       1.8         1.8         1.8         1.8         1.8         1.7
Other                                                          0.5         0.5         0.5         0.5         0.4         0.5
                                                          --------    --------    --------    --------    --------    --------
    Total                                                 $    7.6    $    7.2    $    7.0    $    7.0    $    6.8    $    6.6
                                                          ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)        $   13.7    $   13.6    $   13.4    $   13.3    $   13.8    $   13.6

EOP Accounts (in millions)                                     8.9         9.3         9.3         9.3          9.4         9.4
EOP Card Accounts (in millions)                                2.0         1.9         1.9         2.0          2.0         2.0

Non-Interest Revenue as % of Total Revenues                   36.7%       37.4%       39.8%       46.0%       39.6%        37.6%

Net Credit Loss Ratio (2)                                     4.77%       4.25%       3.89%       5.58%       4.24%        4.22%

Loan 90+ Days Past Due:
    In millions of dollars                                $    333    $    323    $    319    $    250    $    318    $    310
    %                                                         4.55%       4.52%       4.55%       3.66%       4.76%       4.80%

Proprietary Mutual Funds/UIT Funds                        $    357    $    193    $    294    $    185    $    459    $    280
Proprietary Money Market Funds                               1,174       1,167         939         996         831         898
                                                          --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                   $  1,531    $  1,360    $  1,233    $  1,181    $  1,290    $  1,178
Third Party Funds                                              218         146         126         129         148         130
                                                          --------    --------    --------    --------    --------    --------
Mutual Fund/UIT Sales at NAV (in millions of dollars)     $  1,749    $  1,506    $  1,359    $  1,310    $  1,438    $  1,308
                                                          ========    ========    ========    ========    ========    ========


Branches                                                       453         447         404         406         404         405
Consumer Finance Offices                                       101         101         101         110         120         119
ATM-only locations                                              84          84          89          85          86          87
Proprietary ATMs                                               749         753         730         718         727         714

                                                             2Q 2001 VS.                         YTD 2Q 2001 VS.
                                                               2Q 2000      YTD         YTD        YTD 2Q 2000
                                                              INCREASE/     2Q          2Q          INCREASE/
                                                             (DECREASE)    2000        2001        (DECREASE)
                                                             ----------  --------    --------      ----------
Total Revenues, Net of Interest Expense (1)                        3%    $    979    $    951         (3%)
Adjusted Operating Expenses                                       (1%)        655         667          2%
Provision for Benefits, Claims, and Credit Losses (1)             14%         166         176          6%
                                                                         --------    --------
Core Income Before Taxes                                           8%         158         108        (32%)
Income Taxes                                                      (5%)         55          33        (40%)
                                                                         --------    --------
Core Income                                                       15%    $    103    $     75        (27%)
                                                                         ========    ========

Average Assets (in billions of dollars)                            8%    $     13    $     13         --
                                                                         ========    ========
Return on Assets                                                             1.59%       1.16%
                                                                         ========    ========

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Mortgages                                                         --     $    2.0    $    2.1          5%
Cards                                                             (6%)        1.8         1.7         (6%)
Auto                                                             (36%)        1.3         0.8        (38%)
Personal                                                          (6%)        1.8         1.8         --
Other                                                             --          0.5         0.3        (40%)
                                                                         --------    --------
    Total                                                         (8%)   $    7.4    $    6.7         (9%)
                                                                         ========    ========

Average Customer Deposits (in billions of dollars)                --     $   13.7    $   13.7         --

EOP Accounts (in millions)                                         1%
EOP Card Accounts (in millions)                                    5%

Non-Interest Revenue as % of Total Revenues                                  37.1%       38.6%

Net Credit Loss Ratio (2)

Loan 90+ Days Past Due:
    In millions of dollars                                        (4%)
    %

Proprietary Mutual Funds/UIT Funds                                45%    $    550    $    739         34%
Proprietary Money Market Funds                                   (23%)      2,341       1,729        (26%)
                                                                         --------    --------
Total Proprietary Funds                                          (13%)   $  2,891    $  2,468        (15%)
Third Party Funds                                                (11%)        364         278        (24%)
                                                                         --------    --------
Mutual Fund/UIT Sales at NAV (in millions of dollars)            (13%)   $  3,255    $  2,746        (16%)
                                                                         ========    ========


Branches                                                          (9%)
Consumer Finance Offices                                          18%
ATM-only locations                                                 4%
Proprietary ATMs                                                  (5%)

(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits, Claims, and Credit Losses by $26 million.

(2) The 4Q00 net credit loss ratio includes a 232 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                             1Q          2Q          3Q          4Q          1Q        2Q
                                                            2000        2000        2000        2000        2001      2001
                                                          --------    --------    --------    --------    --------    --------
Total Revenues, Net of Interest Expense                   $    100    $    106    $    112    $    120    $    130    $    135
Adjusted Operating Expenses                                     67          76          88         101          93          94
Provision for Benefits, Claims, and Credit Losses               10           8           7           8           9          10
                                                          --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                        23          22          17          11          28          31
Income Taxes                                                     8           7           5           3          10          10
                                                          --------    --------    --------    --------    --------    --------
Core Income                                               $     15    $     15    $     12    $      8    $     18    $     21
                                                          ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)                   $      3    $      3    $      3    $      4    $      4    $      4
                                                          ========    ========    ========    ========    ========    ========
Return on Assets                                              2.01%       2.01%       1.59%       0.80%       1.83%       2.11%
                                                          ========    ========    ========    ========    ========    ========

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Cards                                                     $    0.5    $    0.5    $    0.6    $    0.6    $    0.6    $    0.6
Mortgages                                                      0.2         0.2         0.2         0.2         0.2         0.2
Auto                                                           0.3         0.3         0.3         0.3         0.4         0.4
Personal                                                       0.4         0.4         0.4         0.5         0.5         0.6
Other                                                          0.5         0.5         0.4         0.4         0.5         0.5
                                                          --------    --------    --------    --------    --------    --------
    Total                                                 $    1.9    $    1.9    $    1.9    $    2.0    $    2.2    $    2.3
                                                          ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)        $    3.6    $    3.7    $    3.9    $    4.2    $    5.6    $    5.8

EOP Accounts (in millions)                                     2.2         2.4         2.7         2.8          3.3          3.5
EOP Card Accounts (in millions)                                1.5         1.6         1.7         1.8          1.9          1.9

Non-Interest Revenue as % of Total Revenues                   42.4%       42.6%       40.1%       40.9%       39.2%       41.7%

Net Credit Loss Ratio (1)                                     2.60%       1.66%       1.45%       2.10%       1.66%       1.70%

Loans 90+ Days Past Due:
 In millions of dollars                                   $     40    $     38    $     34    $     32    $     33    $     32
%                                                             2.16%       1.95%       1.73%       1.37%       1.40%       1.31%

Proprietary Mutual Funds / UIT                            $      7    $     21    $     11    $      9    $      4    $      3
Proprietary Money Market Funds                                   1           1           1           1          --           1
                                                          --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                          8          22          12          10           4           4
Third Party Funds                                              154         116          72          36          90         138
                                                          --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $    162    $    138    $     84    $     46    $     94    $    142
                                                          ========    ========    ========    ========    ========    ========

Branches                                                        36         145         159         162         169         178
ATM-only locations                                              50          53          57          65          76          93
Proprietary ATMs                                               112         113         119         129         144         185

                                                            2Q 2001 VS.                          YTD 2Q 2001 VS.
                                                             2Q 2000       YTD           YTD       YTD 2Q 2000
                                                             INCREASE/      2Q           2Q          INCREASE/
                                                            (DECREASE)     2000         2001        (DECREASE)
                                                            ----------   --------     --------      ----------
Total Revenues, Net of Interest Expense                           27%    $    206     $    265          29%
Adjusted Operating Expenses                                       24%         143          187          31%
Provision for Benefits, Claims, and Credit Losses                 25%          18           19           6%
                                                                         --------     --------
Core Income Before Taxes                                          41%          45           59          31%
Income Taxes                                                      43%          15           20          33%
                                                                         --------     --------
Core Income                                                       40%    $     30     $     39          30%
                                                                         ========     ========

Average Assets (in billions of dollars)                           33%    $      3     $      4          33%
                                                                         ========     ========
Return on Assets                                                             2.01%        1.97%
                                                                         ========     ========

AVERAGE LOANS (in billions of dollars)
--------------------------------------
Cards                                                             20%    $    0.5     $    0.6          20%
Mortgages                                                         --          0.2          0.2          --
Auto                                                              33%         0.3          0.4          33%
Personal                                                          50%         0.4          0.6          50%
Other                                                             --          0.5          0.5          --
                                                                         --------     --------
    Total                                                         21%    $    1.9     $    2.3          21%
                                                                         ========     ========

Average Customer Deposits (in billions of dollars)                57%    $    3.7     $    5.7          54%

EOP Accounts (in millions)                                        46%
EOP Card Accounts (in millions)                                   19%

Non-Interest Revenue as % of Total Revenues                       (2%)       42.5%       40.5%

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
 In millions of dollars                                          (16%)
%

Proprietary Mutual Funds / UIT                                   (86%)   $     28     $      7         (75%)
Proprietary Money Market Funds                                    --            2            1         (50%)
                                                                         --------     --------
Total Proprietary Funds                                          (82%)         30            8         (73%)
Third Party Funds                                                 19%         270          228         (16%)
                                                                         --------     --------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            3%    $    300     $    236         (21%)
                                                                         ========     ========

Branches                                                          23%
ATM-only locations                                                75%
Proprietary ATMs                                                  64%

(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)                                        [CITIGROUP LOGO]



                                                1Q           2Q           3Q           4Q           1Q           2Q
                                               2000         2000         2000         2000         2001         2001
                                             ---------    ---------    ---------    ---------    ---------    ---------
Total Revenues, Net of Interest Expense      $      33    $     (19)   $      94    $      56    $      10    $      57
Adjusted Operating Expenses                         97           45           79           14           33           82
Provision for Loan Losses                           (4)          (8)          26           (9)         (29)         (11)
                                             ---------    ---------    ---------    ---------    ---------    ---------
Core Income (Loss) Before Taxes (Benefits)         (60)         (56)         (11)          51            6          (14)
Income Taxes (Benefits)                            (22)         (23)          (4)          14            2           (5)
                                             ---------    ---------    ---------    ---------    ---------    ---------
Core Income (Loss)                           $     (38)   $     (33)   $      (7)   $      37    $       4    $      (9)
                                             =========    =========    =========    =========    =========    =========

                                               2Q 2001 VS.                             YTD 2Q 2001 VS.
                                                2Q 2000        YTD         YTD          YTD 2Q 2000
                                               INCREASE/       2Q           2Q            INCREASE/
                                               (DECREASE)     2000         2001          (DECREASE)
                                               ----------   ---------    ---------     --------------
Total Revenues, Net of Interest Expense              NM     $      14    $      67           NM
Adjusted Operating Expenses                          82%          142          115          (19%)
Provision for Loan Losses                           (38%)         (12)         (40)          NM
                                                            ---------    ---------
Core Income (Loss) Before Taxes (Benefits)           75%         (116)          (8)          93%
Income Taxes (Benefits)                              78%          (45)          (3)          93%
                                                            ---------    ---------
Core Income (Loss)                                   73%    $     (71)   $      (5)          93%
                                                            =========    =========

(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                              1Q          2Q          3Q          4Q          1Q          2Q
                                                             2000        2000        2000        2000        2001        2001
                                                           --------    --------    --------    --------    --------    --------
Revenues:
  Commissions and Fees                                     $  1,338    $  1,049    $  1,021    $  1,073    $  1,044    $    940
  Asset Management and Administration Fees                      500         546         551         572         536         503
  Investment Banking                                            999         964       1,123       1,001       1,235       1,139
  Principal Transactions                                      1,289         993       1,114         841       1,561         835
  Other Income                                                  281         301         181         207         296         137
                                                           --------    --------    --------    --------    --------    --------
     Total Non-Interest Revenues                              4,407       3,853       3,990       3,694       4,672       3,554

     Net Interest and Dividends                                 873         948         925         996         998       1,128
                                                           --------    --------    --------    --------    --------    --------
       Total Revenues, Net of Interest Expense                5,280       4,801       4,915       4,690       5,670       4,682
                                                           --------    --------    --------    --------    --------    --------
Non-Interest Expenses:
  Compensation and Benefits                                   2,410       2,412       2,540       2,460       2,892       2,314
  Communications                                                223         242         254         276         256         249
  Occupancy and Equipment                                       166         175         182         194         195         186
  Floor Brokerage and Other Production                          162         161         184         183         213         176
  Other Operating and Administrative Expenses                   202         290         257         269         314         120
                                                           --------    --------    --------    --------    --------    --------
       Total Non-Interest Expenses                            3,163       3,280       3,417       3,382       3,870       3,045
                                                           --------    --------    --------    --------    --------    --------
Provision for Credit Losses                                      90         160         113         392         230         230
                                                           --------    --------    --------    --------    --------    --------
Core Income Before Taxes and Minority Interest                2,027       1,361       1,385         916       1,570       1,407
Income Taxes and Minority Interest, Net of Tax                  750         457         504         331         558         488
                                                           --------    --------    --------    --------    --------    --------
    Core Income                                            $  1,277    $    904    $    881    $    585    $  1,012    $    919
                                                           ========    ========    ========    ========    ========    ========


Pre-tax profit Margin                                          38.4%       28.3%       28.2%       19.5%       27.7%       30.1%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                14.3%       18.1%       17.8%       19.7%       17.2%       15.6%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                45.6%       50.2%       51.7%       52.5%       51.0%       49.4%

                                                                 2Q 2001 VS.                          YTD 2Q 2001 VS.
                                                                   2Q 2000       YTD         YTD       YTD 2Q 2000
                                                                  INCREASE/      2Q          2Q          INCREASE/
                                                                 (DECREASE)     2000        2001        (DECREASE)
                                                                 ----------   --------    --------      ----------
Revenues:
  Commissions and Fees                                                (10%)   $  2,387    $  1,984        (17%)
  Asset Management and Administration Fees                             (8%)      1,046       1,039         (1%)
  Investment Banking                                                   18%       1,963       2,374         21%
  Principal Transactions                                              (16%)      2,282       2,396          5%
  Other Income                                                        (54%)        582         433        (26%)
                                                                              --------    --------
     Total Non-Interest Revenues                                       (8%)      8,260       8,226         --

     Net Interest and Dividends                                        19%       1,821       2,126         17%
                                                                              --------    --------
       Total Revenues, Net of Interest Expense                         (2%)     10,081      10,352          3%
                                                                              --------    --------
Non-Interest Expenses:
  Compensation and Benefits                                            (4%)      4,822       5,206          8%
  Communications                                                        3%         465         505          9%
  Occupancy and Equipment                                               6%         341         381         12%
  Floor Brokerage and Other Production                                  9%         323         389         20%
  Other Operating and Administrative Expenses                         (59%)        492         434        (12%)
                                                                              --------    --------
       Total Non-Interest Expenses                                     (7%)      6,443       6,915          7%
                                                                              --------    --------
Provision for Credit Losses                                            44%         250         460         84%
                                                                              --------    --------
Core Income Before Taxes and Minority Interest                          3%       3,388       2,977        (12%)
Income Taxes and Minority Interest, Net of Tax                          7%       1,207       1,046        (13%)
                                                                              --------    --------
    Core Income                                                         2%    $  2,181    $  1,931        (11%)
                                                                              ========    ========


Pre-tax profit Margin                                                             33.6%      28.8%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                                   16.1%      16.5%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                                   47.8%      50.3%

Reclassified to conform to the current period's presentation

GLOBAL CORPORATE
SALOMON SMITH BARNEY
(In millions of dollars)                                        [CITIGROUP LOGO]


                                                         1Q            2Q            3Q           4Q           1Q           2Q
                                                        2000          2000          2000         2000         2001         2001
                                                     -----------    ---------    ----------   ----------   ----------   ----------
CLIENT ASSETS (in billions of dollars)
--------------------------------------
Assets under fee-based management:
    Consulting Group and Internally Managed          $     133.1    $   135.8    $    140.2   $    145.6   $    134.4   $    149.1
    Financial Consultant (FC) Managed                       55.4         58.2          62.2         56.2         51.9         57.0
                                                     -----------    ---------    ----------   ----------   ----------   ----------
       Total assets under fee-based management (1)   $     188.5    $   194.0    $    202.4   $    201.8   $    186.3   $    206.1
                                                     ===========    =========    ==========   ==========   ==========   ==========

Total client assets                                  $   1,032.2    $ 1,031.5    $  1,047.3   $    977.2   $    910.5   $    981.0

PRIVATE CLIENT
--------------
Registered FC's                                           11,414       11,686        11,903       12,127       12,432       12,549
Annualized retail gross production per FC (000)      $       599    $     498    $      483   $      463   $      439   $      402
Domestic retail offices                                      482          492           503          513          521          521

INVESTMENT BANKING AND PUBLIC FINANCE
-------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
------------------------------------------
    Debt and equity
       Global volume (2)                             $  91,890.5    $87,434.0    $ 83,604.8   $ 75,789.3   $123,600.8   $114,075.5
       Global market share                                  10.1%        11.5%         10.6%        11.7%        11.9%        11.0%
       Rank                                                    3            2             2            2            2            2

       U.S. volume (3)                               $  72,172.3    $63,230.8    $ 67,315.6   $ 60,312.0   $103,725.2   $ 92,270.0
       U.S. market share                                    12.3%        13.0%         12.9%        13.7%        14.5%        12.7%
       Rank                                                    2            2             2            1            2            2

    Municipals
       Volume (4)                                    $   4,875.2    $ 7,689.0    $  6,120.1   $  6,520.3   $  8,688.3   $ 10,409.0
       Market share                                         12.0%        13.9%         12.6%        11.7%        14.8%        13.6%
       Rank                                                    1            1             1            2            1            1

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                 1,416        1,442         1,612        1,873        1,834        1,521
% of S&P Groups covered by research                           98%         100%           98%         100%          99%          99%
Total equity (in billions of dollars) (5)            $       9.9    $    10.3    $     10.7   $     11.1   $     11.8   $     12.2
Return on equity (5)                                        41.1%        26.2%         26.7%        25.7%        28.4%        25.5%

                                                          2Q 2001 VS.                             YTD 2Q 2001 VS.
                                                            2Q 2000         YTD           YTD      YTD 2Q 2000
                                                           INCREASE/        2Q            2Q         INCREASE/
                                                          (DECREASE)       2000          2001       (DECREASE)
                                                          ----------    ----------    ----------  ---------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
Assets under fee-based management:
    Consulting Group and Internally Managed                   10%       $    135.8    $    149.1       10%
    Financial Consultant (FC) Managed                         (2%)            58.2          57.0       (2%)
                                                                        ----------    ----------
       Total assets under fee-based management (1)             6%       $    194.0    $    206.1        6%
                                                                        ==========    ==========

Total client assets                                           (5%)      $  1,031.5    $    981.0       (5%)

PRIVATE CLIENT
--------------
Registered FC's                                                7%           11,686        12,549        7%
Annualized retail gross production per FC (000)              (19%)      $      548    $      420      (23%)
Domestic retail offices                                        6%              492           521        6%

INVESTMENT BANKING AND PUBLIC FINANCE
-------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
------------------------------------------
    Debt and equity
       Global volume (2)                                      30%       $179,324.5    $237,676.3      33%
       Global market share                                                    10.7%         11.5%
       Rank                                                                      2             2

       U.S. volume (3)                                        46%       $135,403.1    $195,995.2       45%
       U.S. market share                                                      12.6%         13.6%
       Rank                                                                      2             2

    Municipals
       Volume (4)                                             35%       $ 12,564.2    $ 19,097.3       52%
       Market share                                                           13.1%         14.1%
       Rank                                                                      1             1

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                     5%            1,442         1,521        5%
% of S&P Groups covered by research                                          100.0%           99%
Total equity (in billions of dollars) (5)                     18%       $     10.3    $     12.2       18%
Return on equity (5)                                                          33.5%         26.9%

(1)   Includes some assets jointly managed with Citigroup Asset Management.

(2) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

(4)   Total long term excluding private placement.

(5) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

GLOBAL CORPORATE                                                [CITIGROUP LOGO]
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES

(In millions of dollars)

                                                   1Q        2Q        3Q        4Q        1Q       2Q
                                                  2000      2000      2000      2000      2001     2001
                                                 ------    ------   -------    ------    ------  --------

Total Revenues, Net of Interest Expense          $1,571    $1,629    $1,660    $1,712    $1,891    $1,852
Adjusted Operating Expenses                         949     1,000       998     1,039     1,120     1,052
Provision for Loan Losses                            87        80        24         1        47        59
                                                 ------    ------   -------    ------    ------  --------
Core Income Before Taxes and Minority Interest      535       549       638       672       724       741
Income Taxes                                        195       201       233       242       264       266
Minority Interest, Net of Tax                      --           3         8         5         4         8

                                                 ------    ------   -------    ------    ------  --------
Core Income                                      $  340    $  345    $  397    $  425    $  456    $  467
                                                 ======    ======   =======    ======    ======  ========
Average Assets (in billions of dollars)          $   97    $  101    $  106    $  111    $  114    $  118
                                                 ======    ======   =======    ======    ======  ========
Return on Assets                                  1.41%     1.37%     1.49%     1.52%     1.62%     1.59%
                                                 ======    ======   =======    ======    ======  ========



                                                 2Q 2001 VS.              YTD         YTD                YTD 2Q 2001 VS.
                                               2Q 2000 INCREASE/          2Q           2Q              YTD 2Q 2000 INCREASE/
                                                 (DECREASE)              2000         2001                  (DECREASE)
                                               -----------------      ---------    ---------          ----------------------

Total Revenues, Net of Interest Expense              14%                $3,200       $3,743                    17%
Adjusted Operating Expenses                           5%                 1,949        2,172                    11%
Provision for Loan Losses                           (26%)                  167          106                   (37%)
                                                                      --------      -------
Core Income Before Taxes and Minority Interest       35%                 1,084        1,465                    35%
Income Taxes                                         32%                   396          530                    34%
Minority Interest, Net of Tax                       167%                     3           12                   300%
                                                                      --------      -------
Core Income                                          35%                $  685       $  923                    35%
                                                                      ========      =======
Average Assets (in billions of dollars)              17%                $   99       $  116                    17%
                                                                      ========      =======
Return on Assets                                                         1.39%        1.60%
                                                                      ========      =======


     Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE - INSURANCE
COMMERCIAL LINES INSURANCE

(In millions of dollars)                                      [CITIGROUP LOGO]

                                                       1Q           2Q           3Q            4Q           1Q           2Q
                                                      2000         2000         2000          2000         2001         2001
                                                   -----------  -----------  -----------  ------------ -----------   ---------

Total Revenues, Net of Interest Expense*           $    1,719   $    1,788   $    1,928   $    2,062   $    1,970   $    2,018
Total Operating Expenses                                  397          403          380          519          499          506
Claims and Claim Adjustment Expenses                      931        1,009        1,114        1,200        1,095        1,124
                                                   ----------   ----------   ----------   ----------   ----------    ---------
Core Income Before Taxes and Minority Interest            391          376          434          343          376          388
Income Taxes                                              102           96          117           86           98          102
Minority Interest, Net of Tax                              42            8          -            -            -            -

                                                   ----------   ----------   ----------   ----------   ----------    ---------
Core Income (1)                                    $      247   $      272   $      317   $      257   $      278    $     286
                                                   ==========   ==========   ==========   ==========   ==========    =========



NET WRITTEN PREMIUMS BY MARKET: (2)
-----------------------------------
Commercial accounts                                $    487.4   $    457.4   $    563.1   $    591.0   $    546.9   $    527.1
Select accounts                                         387.3        406.8        382.4        398.9        429.4        439.6
Specialty accounts                                      332.5        481.0        463.6        478.3        556.8        512.5
National accounts                                        92.0         58.5        131.4         70.4        126.2         77.0
                                                   ----------   ----------   ----------   ----------   ----------    ---------
    Total net written premiums(a)                  $  1,299.2   $  1,403.7   $  1,540.5   $  1,538.6   $  1,659.3   $  1,556.2
                                                   ==========   ==========   ==========   ==========   ==========    =========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums(b)                                 $  1,220.2   $  1,275.0   $  1,402.8   $  1,471.4   $  1,481.6   $  1,504.6

Losses and loss adjustment expenses(c)                  880.0        959.9      1,079.7      1,152.5      1,049.7      1,089.8
Other underwriting expenses (d)                         367.1        424.8        409.4        432.3        493.0        449.1
                                                   ----------   ----------   ----------   ----------   ----------    ---------
    Total deductions                                  1,247.1      1,384.7      1,489.1      1,584.8      1,542.7      1,538.9
                                                   ----------   ----------   ----------   ----------   ----------    ---------
Statutory underwriting loss                        $    (26.9)  $   (109.7)  $    (86.3)  $   (113.4)  $    (61.1)  $    (34.3)
                                                   ==========   ==========   ==========   ==========   ==========    =========

STATUTORY COMBINED RATIO:  (2), (3)
-----------------------------------
Loss and loss adjustment expense ratio  (c / b)          72.1%        75.3%        77.0%        78.3%        70.8%        72.4%
Other underwriting expense ratio (d / a)                 28.3%        30.3%        26.6%        28.1%        29.7%        28.9%
                                                   ----------   ----------   ----------   ----------   ----------    ---------
    Combined ratio                                      100.4%       105.6%       103.6%       106.4%       100.5%       101.3%
                                                   ==========   ==========   ==========   ==========   ==========    =========

Net investment income (pre-tax)                    $    451.3   $    454.6   $    435.6   $    440.7   $    435.0   $    435.7
Effective tax rate on net investment income              26.8%        26.8%        26.5%        26.5%        26.6%        26.8%
Catastrophe losses, net of reinsurance (after-tax) $    -       $    -       $   --       $   --       $      8.2   $     12.3



                                                              2Q 2001 VS.         YTD         YTD            YTD 2Q 2001 VS
                                                           2Q 2000 INCREASE/       2Q          2Q        YTD 2Q 2000 INCREASE/
                                                              (DECREASE)          2000        2001              (DECREASE)
                                                          --------------------  ---------  ----------   -----------------------

     Total Revenues, Net of Interest Expense*                  13%              $  3,507   $     3,988           14%
     Total Operating Expenses                                  26%                   800         1,005           26%
     Claims and Claim Adjustment Expenses                      11%                 1,940         2,219           14%
                                                                                --------   -----------
     Core Income Before Taxes and Minority Interest            3%                    767           764            -
     Income Taxes                                              6%                    198           200           1%
     Minority Interest, Net of Tax                           (100%)                   50             -         (100%)
                                                                                --------   -----------

     Core Income (1)                                           5%               $    519   $       564           9%
                                                                                ========   ===========



     NET WRITTEN PREMIUMS BY MARKET: (2)
     -----------------------------------
     Commercial accounts                                       15%              $  944.8   $   1,074.0           14%
     Select accounts                                           8%                  794.1         869.0           9%
     Specialty accounts                                        7%                  813.5       1,069.3           31%
     National accounts                                         32%                 150.5         203.2           35%
                                                                                --------   -----------
         Total net written premiums    (a)                     11%              $2,702.9   $   3,215.5           19%
                                                                                ========   ===========

     STATUTORY RATIO DEVELOPMENT:
     ----------------------------
     Earned premiums   (b)                                     18%              $2,495.2   $   2,986.2           20%

     Losses and loss adjustment expenses (c)                   14%               1,839.9       2,139.5           16%
     Other underwriting expenses   (d)                         6%                  791.9         942.1           19%
                                                                                --------   ----------

         Total deductions                                      11%               2,631.8       3,081.6           17%
                                                                                --------   -----------
     Statutory underwriting loss                               69%              $ (136.6)  $     (95.4)          30%
                                                                                ========   ===========

     STATUTORY COMBINED RATIO:  (2), (3)
     -----------------------------------
     Loss and loss adjustment expense ratio  (c / b)                               73.7%         71.6%
     Other underwriting expense ratio   (d / a)                                    29.3%         29.3%
                                                                                --------   -----------
         Combined ratio                                                           103.0%        100.9%
                                                                                ========   ===========

     Net investment income (pre-tax)                          (4%)              $  905.9   $     870.7          (4%)
     Effective tax rate on net investment income                                   26.8%         26.5%
     Catastrophe losses, net of reinsurance (after-tax)        NM               $    -     $     20.5           NM




(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2000 second quarter net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 75.3%, 29.2% and 104.5%, respectively, and for the YTD 2000 second quarter were 73.7 %, 28.7%, and 102.4%, respectively.

      The 2001 first quarter net written premiums include a $34.1 million adjustment due to the termination of the Master Bond Liability Reinsurance Treaty as of 1/1/01.

(3)   Before policyholder dividends.

*     Excludes realized gains / (losses) on investments.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
CITIGROUP ASSET MANAGEMENT

(In millions of dollars)                                       [CITIGROUP LOGO]

                                                                      1Q          2Q       3Q         4Q         1Q        2Q
                                                                     2000        2000     2000       2000       2001      2001
                                                                   -------      ------   ------    -------    -------    ------
Revenues:
    Investment advisory, admin. & distribution fees                 $    411    $  468    $  471    $  485     $  491    $  479
    Unit Investment Trust revenues - net                                  12         7        16         4          7         5
    Other revenues, net of interest expense                               13         4         3        (3)        19         8
                                                                   ---------  --------  --------  --------    -------  --------
       Total revenues, net of interest expense                           436       479       490       486        517       492
                                                                   ---------  --------  --------  --------    -------  --------
Expenses:
    Employee compensation and benefits                                   135       144       150       166        167       168
    Mutual fund commission expense                                        29        34        26        29         35        35
    Other expenses                                                       115       150       154       159        157       142
                                                                   ---------  --------  --------  --------    -------  --------
       Total expenses                                                    279       328       330       354        359       345
                                                                   ---------  --------  --------  --------    -------  --------
Core income before taxes and minority interest                           157       151       160       132        158       147
Income taxes and minority interest, net of tax                            63        60        66        55         63        60
                                                                   ---------  --------  --------  --------    -------  --------
Core income                                                         $     94    $   91    $   94    $   77     $   95    $   87
                                                                   =========  ========  ========  ========    =======  ========

Pre-tax profit margin                                                  36.0%     31.5%     32.7%     27.2%      30.6%     29.9%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (in billions of dollars):
-----------------------------------------------------------------
Money market and institutional liquidity funds:
    Retail                                                          $   86.5  $   82.6  $   86.8  $   90.6   $   84.7  $   72.2
    Institutional                                                       17.4      18.6      20.4      23.9       31.1      38.2
                                                                   ---------  --------  --------  --------    -------  --------
       Total money market and institutional liquidity funds            103.9     101.2     107.2     114.5      115.8     110.4
                                                                   ---------  --------  --------  --------    -------  --------
Long-term mutual funds:
    Equity / Balanced                                                   54.7      54.6      55.9      53.8       49.8      54.6
    Taxable Fixed Income                                                16.4      16.5      15.1      14.4       16.6      16.4
    Tax Exempt Fixed Income                                              8.5       8.3       8.5       8.9        9.3      10.3
    Annuities                                                            5.8       5.8       6.1       6.0        5.9       6.4
                                                                   ---------  --------  --------  --------    -------  --------
       Total long-term mutual funds                                     85.4      85.2      85.6      83.1       81.6      87.7
                                                                   ---------  --------  --------  --------    -------  --------
Managed accounts:
    Private client                                                      54.4      55.5      59.5      61.2       59.4      63.1
    Institutional                                                       97.8      96.7      94.0      91.7       86.1      94.0
    Emerging Markets Pension Administration                              1.1       4.5       4.9       5.4        6.1       6.6
                                                                   ---------  --------  --------  --------    -------  --------
       Total managed accounts                                          153.3     156.7     158.4     158.3      151.6     163.7
                                                                   ---------  --------  --------  --------    -------  --------
Unit Investment Trusts held in client accounts                          12.3      11.2      10.9       9.4        7.8       8.1
                                                                   ---------  --------  --------  --------    -------  --------
Alternative Investment Strategies                                       33.0      34.3      34.4      35.8       36.5      39.1
                                                                   ---------  --------  --------  --------    -------  --------
Total assets under management (1)                                   $  387.9  $  388.6  $  396.5  $  401.1   $  393.3  $  409.0
                                                                   =========  ========  ========  ========    =======  ========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (in billions of dollars):
----------------------------------------------------------------
Retail                                                              $  236.2  $  231.2  $  240.6  $  242.2   $  231.2  $  229.3
Emerging Markets Pension Administration                                  1.1       4.5       4.9       5.4        6.1       6.6
Institutional (including Alternate Investment Strategies)              150.6     152.9     151.0     153.5      156.0     173.1
                                                                   ---------  --------  --------  --------    -------  --------

    Total assets under management                                   $  387.9  $  388.6  $  396.5  $  401.1   $  393.3  $  409.0
                                                                   =========  ========  ========  ========    =======  ========

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
    Equity                                                                 7         7       10         11         12        11
    Fixed Income                                                          13        12       12         11         11         5

GLOBAL RETIREMENT SERVICES (in billions of dollars):
----------------------------------------------------
Emerging Markets Pension Administration -
    Assets Under Management (2)                                     $   13.9  $   13.7  $   13.8  $   14.3   $   15.4  $   16.0
    Number of Participants / Affiliates (in millions)                    5.9       6.1       6.2       6.5        6.8       7.0
 CitiStreet Joint Venture - Assets Under Administration             $ --      $  189.2  $  196.4  $  180.7   $  183.5  $  181.6



                                                                     2Q 2001 VS.         YTD         YTD         YTD 2Q 2001 VS.
                                                                  2Q 2000 INCREASE/       2Q          2Q      YTD 2Q 2000 INCREASE/
                                                                     (DECREASE)          2000        2001          (DECREASE)
                                                                  -----------------   ---------    --------   ---------------------
Revenues:
    Investment advisory, admin. & distribution fees                     2%              $  879     $    970           10%
    Unit Investment Trust revenues - net                              (29%)                 19           12          (37%)
    Other revenues, net of interest expense                           100%                  17           27           59%
                                                                                        ------     --------
       Total revenues, net of interest expense                          3%                 915        1,009           10%
                                                                                        ------     --------
Expenses:
    Employee compensation and benefits                                 17%                 279          335           20%
    Mutual fund commission expense                                      3%                  63           70           11%
    Other expenses                                                     (5%)                265          299           13%
                                                                                        ------     --------
       Total expenses                                                   5%                 607          704           16%
                                                                                        ------     --------
Core income before taxes and minority interest                         (3%)                308          305           (1%)
Income taxes and minority interest, net of tax                          0%                 123          123            0%
                                                                                        ------     --------
Core income                                                            (4%)             $  185     $    182           (2%)
                                                                                        ======     ========

Pre-tax profit margin

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (in billions of dollars):
-----------------------------------------------------------------
Money market and institutional liquidity funds:
    Retail                                                            (13%)             $ 82.6     $   72.2          (13%)
    Institutional                                                     105%                18.6         38.2          105%
                                                                                        ------     --------
       Total money market and institutional liquidity funds             9%               101.2        110.4            9%
                                                                                        ------     --------
Long-term mutual funds:
    Equity / Balanced                                                   --                54.6         54.6            --
    Taxable Fixed Income                                               (1%)               16.5         16.4          (1%)
    Tax Exempt Fixed Income                                            24%                 8.3         10.3          24%
    Annuities                                                          10%                 5.8          6.4          10%
                                                                                        ------     --------
       Total long-term mutual funds                                     3%                85.2         87.7           3%
                                                                                        ------     --------
Managed accounts:
    Private client                                                     14%                55.5         63.1          14%
    Institutional                                                      (3%)               96.7         94.0          (3%)
    Emerging Markets Pension Administration                            47%                 4.5          6.6          47%
                                                                                        ------     --------
       Total managed accounts                                           4%               156.7        163.7           4%
                                                                                        ------     --------
Unit Investment Trusts held in client accounts                        (28%)               11.2          8.1         (28%)
                                                                                        ------     --------
Alternative Investment Strategies                                      14%                34.3         39.1          14%
                                                                                        ------     --------
Total assets under management (1)                                       5%              $388.6     $  409.0           5%
                                                                                        ======     ========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (in billions of dollars):
----------------------------------------------------------------
Retail                                                                 (1%)             $231.2     $  229.3          (1%)
Emerging Markets Pension Administration                                47%                 4.5          6.6          47%
Institutional (including Alternate Investment Strategies)              13%               152.9        173.1          13%
                                                                  --------              ------     --------         -----
    Total assets under management                                       5%              $388.6     $  409.0           5%
                                                                  ========              ======     ========         =====

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
    Equity
    Fixed Income

GLOBAL RETIREMENT SERVICES (in billions of dollars):
----------------------------------------------------
Emerging Markets Pension Administration -
    Assets Under Management (2)                                        17%              $ 13.7     $   16.0          17%
    Number of Participants / Affiliates (in millions)                  15%                 6.1          7.0          15%
 CitiStreet Joint Venture - Assets Under Administration                (4%)             $189.2     $  181.6          (4%)



(1) Includes $31 billion for the 2000 first, second and third quarters, $30 billion for the fourth quarter of 2000 and $29 billion for the first and second quarters of 2001 for Citigroup Private Bank clients.

(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
THE CITIGROUP PRIVATE BANK

(In millions of dollars)                                       [CITIGROUP LOGO]

                                                           1Q          2Q          3Q           4Q          1Q         2Q
                                                          2000        2000        2000         2000        2001       2001
                                                          ----        ----        ----         ----        ----       ----

Total Revenues, Net of Interest Expense                   $ 363       $ 339       $ 337        $ 370       $ 390     $ 375
Adjusted Operating Expenses                                 214         211         215          234         235       226
Provision for Loan Losses                                    22           3          (3)           2           2         1
                                                          -----       -----       -----        -----       -----     -----
Core Income Before Taxes                                    127         125         125          134         153       148
Income Taxes                                                 47          46          46           49          56        55
                                                          -----       -----       -----        -----       -----     -----
Core Income                                               $  80       $  79       $  79        $  85       $  97     $  93
                                                          =====       =====       =====        =====       =====     =====
Average Assets (in billions of dollars)                   $  23       $  25       $  26        $  27       $  25     $  26
                                                          =====       =====       =====        =====       =====     =====
Return on Assets                                           1.40%       1.27%       1.21%        1.25%       1.57%     1.43%
                                                          =====       =====       =====        =====       =====     =====
Client Business Volumes (in billions of dollars)          $ 144       $ 149       $ 154        $ 153       $ 146     $ 150
                                                          =====       =====       =====        =====       =====     =====


CLIENT BUSINESS VOLUMES (in billions of dollars):
------------------------------------------------
    Proprietary Managed Assets                            $  29       $  30       $  31        $  31       $  29     $  29
    Other Assets under Fee based Management                   4           5           5            5           5         5
    Banking and Fiduciary Deposits                           28          28          28           31          31        31
    Loans                                                    25          27          27           28          26        26
    Other, Principally Custody Accounts                      58          59          63           58          55        59
                                                          -----       -----       -----        -----       -----     -----
       Total Client Business Volumes                      $ 144       $ 149       $ 154        $ 153       $ 146     $ 150
                                                          =====       =====       =====        =====       =====     =====


REVENUES:
--------
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                                 $ 234       $ 242       $ 242        $ 253       $ 249     $ 247
    Transaction Revenues                                     84          65          64           78          97        79
                                                          -----       -----       -----        -----       -----     -----
       Total Customer Revenues                              318         307         306          331         346       326
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                   45          32          31           39          44        49

                                                          -----       -----       -----        -----       -----     -----
       Total Revenues                                     $ 363       $ 339       $ 337        $ 370       $ 390     $ 375
                                                          =====       =====       =====        =====       =====     =====
                United States                             $ 122       $ 121       $ 125        $ 129       $ 131     $ 138
                International                               241         218         212          241         259       237
                                                          -----       -----       -----        -----       -----     -----
                                                          $ 363       $ 339       $ 337        $ 370       $ 390     $ 375
                                                          =====       =====       =====        =====       =====     =====

Net Credit Loss Ratio (1)                                 0.18%        0.05%       0.03%        0.13%      (0.01%)   0.04%


                                                    2Q 2001 VS.          YTD         YTD        YTD 2Q 2001 VS.
                                                 2Q 2000 INCREASE/       2Q           2Q     YTD 2Q 2000 INCREASE/
                                                    (DECREASE)          2000         2001         (DECREASE)
                                                 -----------------    -------    ---------   ---------------------

Total Revenues, Net of Interest Expense                   11%           $ 702       $ 765              9%
Adjusted Operating Expenses                                7%             425         461              8%
Provision for Loan Losses                                (67%)             25           3            (88%)
                                                                        -----       -----
Core Income Before Taxes                                  18%             252         301             19%
Income Taxes                                              20%              93         111             19%
                                                                        -----       -----
Core Income                                               18%           $ 159       $ 190             19%
                                                                        =====       =====
Average Assets (in billions of dollars)                    4%           $  24       $  26              8%
                                                                        =====       =====
Return on Assets                                          13%            1.33%       1.47%            11%
                                                                        =====       =====
Client Business Volumes (in billions of dollars)           1%           $ 149       $ 150              1%
                                                                        =====       =====


CLIENT BUSINESS VOLUMES (in billions of dollars):
-------------------------------------------------
    Proprietary Managed Assets                            (3%)          $  30       $  29
    Other Assets under Fee based Management                0%               5           5
    Banking and Fiduciary Deposits                        11%              28          31
    Loans                                                 (4%)             27          26
    Other, Principally Custody Accounts                    0%              59          59
                                                                        -----       -----
       Total Client Business Volumes                       1%           $ 149       $ 150
                                                                        =====       =====


REVENUES:
---------
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                                  2%           $ 476       $ 496              4%
    Transaction Revenues                                  22%             149         176             18%
                                                                        -----       -----
       Total Customer Revenues                             6%             625         672              8%
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                53%              77          93             21%
                                                                        -----       -----
       Total Revenues                                     11%           $ 702       $ 765              9%
                                                                        =====       =====
                United States                             14%           $ 243       $ 269             11%
                International                              9%             459         496              8%
                                                                        -----       -----
                                                          11%           $ 702       $ 765              9%
                                                                        =====       =====

Net Credit Loss Ratio (1)


(1) The net credit loss ratio in the 2000 fourth quarter includes an 8 basis point increase related to ICERC mandated write-offs.

Reclassified to conform to the current period's presentation.

INVESTMENT ACTIVITIES
(In millions of dollars)                                       [CITIGROUP LOGO]

                                                         1Q         2Q          3Q         4Q         1Q          2Q
                                                        2000       2000        2000       2000       2001        2001
                                                      -------   ----------   --------  ---------   --------   ---------

REVENUES:
    Proprietary Investments (1)                       $  1,389    $    333   $     93   $    226   $    (99)   $    295
    LDC Debt Sales/Refinancing                            (112)         69        354         20         20          16
    Insurance Portfolio Realized Gains (Losses) (2)       (235)         24         49         99        312          50
                                                      --------    --------   --------   --------   --------    --------
       Total Revenues                                 $  1,042    $    426   $    496   $    345   $    233    $    361
                                                      ========    ========   ========   ========   ========    ========

CORE INCOME:
    Proprietary Investments (1)                       $    867    $    199   $     37   $    119   $    (83)   $    184
    LDC Debt Sales/Refinancing                             (70)         42        222         12         12          10
    Insurance Portfolio Realized Gains (Losses) (2)       (148)         17         31         65        203          33
                                                      --------    --------   --------   --------   --------    --------
       Total Core Income                              $    649    $    258   $    290   $    196   $    132    $    227
                                                      ========    ========   ========   ========   ========    ========

PERIOD END ASSETS:
    Proprietary Investments                           $  8,316    $  8,649   $  8,458   $  8,617   $  8,225    $  7,939
    LDC Debt Sales/Refinancing                           3,285       3,002      2,651      2,118      2,069       1,980
                                                      --------    --------   --------   --------   --------    --------
       Total Period End Assets                        $ 11,601    $ 11,651   $ 11,109   $ 10,735   $ 10,294    $  9,919
                                                      ========    ========   ========   ========   ========    ========


                                                                2Q 2001 VS.          YTD           YTD            YTD 2Q 2001 VS.
                                                             2Q 2000 INCREASE/        2Q            2Q        YTD 2Q 2000 INCREASE/
                                                                 (DECREASE)          2000          2001            (DECREASE)
                                                           -------------------    ---------     ----------    ---------------------


     REVENUES:
         Proprietary Investments (1)                                 (11%)          $  1,722      $    196             (89%)
         LDC Debt Sales/Refinancing                                  (77%)               (43)           36              NM
         Insurance Portfolio Realized Gains (Losses) (2)            (108%)              (211)          362              NM
                                                                                    --------      --------
            Total Revenues                                           (15%)          $  1,468      $    594             (60%)
                                                                                    ========      ========

     CORE INCOME:
         Proprietary Investments (1)                                  (8%)          $  1,066      $    101             (91%)
         LDC Debt Sales/Refinancing                                  (76%)               (28)           22              NM
         Insurance Portfolio Realized Gains (Losses) (2)              94%               (131)          236              NM
                                                                                    --------      --------
            Total Core Income                                        (12%)          $    907      $    359             (60%)
                                                                                    ========      ========

     PERIOD END ASSETS:
         Proprietary Investments                                      (8%)
         LDC Debt Sales/Refinancing                                  (34%)

            Total Period End Assets                                  (15%)


(1) Includes Venture Capital Activities and certain other corporate investments.

(2) Represents realized gains (losses) on investments held by insurance companies.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)                                        [CITIGROUP LOGO]

                                           1Q        2Q        3Q        4Q        1Q        2Q
                                          2000      2000      2000      2000      2001      2001
                                        --------  --------  --------  --------  --------  --------
REVENUES
  Loan interest, including fees         $  8,449  $  9,127  $  9,717  $ 10,084  $ 10,004  $  9,753
  Other interest and dividends             5,994     6,666     7,172     7,730     7,169     7,013
  Insurance premiums                       2,994     3,015     3,107     3,313     3,361     3,217
  Commissions and fees                     4,124     4,035     4,077     4,127     4,132     3,752
  Principal transactions                   1,723     1,435     1,547     1,276     2,325     1,417
  Asset management and
    administration fees                    1,284     1,332     1,331     1,391     1,389     1,331
  Realized gains (losses) from
    sales of investments                    (173)      280       508       191       451        60
  Other income                             2,420     1,169     1,165     1,216       973     1,311
                                        --------  --------  --------  --------  --------  --------
    Total revenues                        26,815    27,059    28,624    29,328    29,804    27,854
    Interest expense                       7,685     8,839     9,789    10,325     9,523     8,469

    Total revenues, net of
      interest expense                    19,130    18,220    18,835    19,003    20,281    19,385


BENEFITS, CLAIMS, AND CREDIT LOSSES
  Policyholder benefits and claims         2,376     2,451     2,539     2,781     2,727     2,681
  Provision for credit losses              1,309     1,302     1,221     1,507     1,474     1,485
                                        --------  --------  --------  --------  --------  --------
    Total benefits, claims,
      and credit losses                    3,685     3,753     3,760     4,288     4,201     4,166
                                        --------  --------  --------  --------  --------  --------

OPERATING EXPENSES
  Non-insurance compensation
    and benefits                           4,587     4,630     4,838     4,578     5,329     4,762
  Insurance underwriting,
    acquisition and operating                918       883       876       966       999       990
  Restructuring and
    merger-related items (1)                  20         3        70       666       132       213
  Other operating                          3,842     3,774     3,836     4,072     4,041     3,627
                                        --------  --------  --------  --------  --------  --------
    Total operating expenses               9,367     9,290     9,620    10,282    10,501     9,592
                                        --------  --------  --------  --------  --------  --------
INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
  ACCOUNTING CHANGES                       6,078     5,177     5,455     4,433     5,579     5,627
Provision for income taxes                 2,167     1,818     1,958     1,582     1,990     1,960
Minority interest, net of income taxes        55        20        13        11         9        15
                                        --------  --------  --------  --------  --------  --------
INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGES                       3,856     3,339     3,484     2,840     3,580     3,652
Cumulative effect of accounting
  changes (2)                                 --        --        --        --       (42)     (116)
                                        --------  --------  --------  --------  --------  --------
NET INCOME                              $  3,856  $  3,339  $  3,484  $  2,840  $  3,538  $  3,536
                                        ========  ========  ========  ========  ========  ========

                                        2Q 2001 VS.
                                          2Q 2000      YTD        YTD        YTD 2Q 2001 VS.
                                         INCREASE/     2Q         2Q      YTD 2Q 2000 INCREASE/
                                        (DECREASE)    2000       2001          (DECREASE)
                                        ----------  --------   --------        ----------
REVENUES
  Loan interest, including fees               7%    $ 17,576   $ 19,757          12%
  Other interest and dividends                5%      12,660     14,182          12%
  Insurance premiums                          7%       6,009      6,578           9%
  Commissions and fees                       (7%)      8,159      7,884          (3%)
  Principal transactions                     (1%)      3,158      3,742          18%
  Asset management and
    administration fees                      --        2,616      2,720           4%
  Realized gains (losses) from
    sales of investments                    (79%)        107        511         378%
  Other income                               12%       3,589      2,284         (36%)
                                                    --------   --------
    Total revenues                            3%      53,874     57,658           7%
    Interest expense                         (4%)     16,524     17,992           9%

    Total revenues, net of
      interest expense                        6%      37,350     39,666           6%


BENEFITS, CLAIMS, AND CREDIT LOSSES
  Policyholder benefits and claims            9%       4,827      5,408          12%
  Provision for credit losses                14%       2,611      2,959          13%
                                                    --------   --------
    Total benefits, claims,
      and credit losses                      11%       7,438      8,367          12%
                                                    --------   --------

OPERATING EXPENSES
  Non-insurance compensation
    and benefits                              3%       9,217     10,091           9%
  Insurance underwriting,
    acquisition and operating                12%       1,801      1,989          10%
  Restructuring and
    merger-related items (1)                 NM           23        345          NM
  Other operating                            (4%)      7,616      7,668           1%
                                                    --------   --------
    Total operating expenses                  3%      18,657     20,093           8%
                                                    --------   --------
INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
  ACCOUNTING CHANGES                          9%      11,255     11,206          --
Provision for income taxes                    8%       3,985      3,950          (1%)
Minority interest, net of income taxes      (25%)         75         24         (68%)
                                                    --------   --------
INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGES                          9%       7,195      7,232           1%
Cumulative effect of accounting
  changes (2)                                --           --       (158)         --
                                                    --------   --------
NET INCOME                                    6%    $  7,195   $  7,074          (2%)
                                                    ========   ========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, and in the 2001 second quarter related principally to severance and costs associated with the reduction of staff in most businesses.

(2) Accounting Changes refers to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)                                        [CITIGROUP LOGO]


                                                           1Q          2Q          3Q          4Q          1Q          2Q     /
                                                          2000        2000        2000        2000        2001        2001
                                                        --------    --------    --------    --------    --------    --------  -
Total Revenues, Net of Interest Expense                 $ 19,130    $ 18,220    $ 18,835    $ 19,003    $ 20,281    $ 19,385
Effect of Securitization Activities                          662         574         573         650         766         930
Housing Finance Unit Charge                                   47          --          --          --          --          --
                                                        --------    --------    --------    --------    --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                19,839      18,794      19,408      19,653      21,047      20,315

Total Operating Expenses                                   9,367       9,290       9,620      10,282      10,501       9,592
Restructuring and Merger-Related Items (1)                   (20)         (3)        (70)       (666)       (132)       (213)
Housing Finance Unit Charge                                  (25)         --          --          --          --          --
                                                        --------    --------    --------    --------    --------    --------
ADJUSTED OPERATING EXPENSES                                9,322       9,287       9,550       9,616      10,369       9,379

Benefits, Claims and Credit Losses                         3,685       3,753       3,760       4,288       4,201       4,166
Effect of Securitization Activities                          662         574         573         650         766         930
Housing Finance Unit Charge                                  (40)         --          --          --          --          --
                                                        --------    --------    --------    --------    --------    --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                4,307       4,327       4,333       4,938       4,967       5,096
CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST      6,210       5,180       5,525       5,099       5,711       5,840
Taxes on Core Income                                       2,216       1,819       1,983       1,757       2,042       2,040
Minority Interest, Net of Income Taxes                        55          20          13          11           9          15
                                                        --------    --------    --------    --------    --------    --------
CORE INCOME                                                3,939       3,341       3,529       3,331       3,660       3,785

Restructuring and Merger-Related Items, after-tax (1)        (12)         (2)        (45)       (491)        (80)       (133)
Housing Finance Unit Charge, after-tax                       (71)         --          --          --          --          --
Cumulative Effect of Accounting Changes (2)                   --          --          --          --         (42)       (116)
                                                        --------    --------    --------    --------    --------    --------
NET INCOME                                              $  3,856    $  3,339    $  3,484    $  2,840    $  3,538    $  3,536
                                                        ========    ========    ========    ========    ========    ========

                                                            2Q 2001 VS.         YTD         YTD       YTD 2Q 2001 VS.
                                                         2Q 2000 INCREASE/      2Q          2Q     YTD 2Q 2000 INCREASE
                                                            (DECREASE)         2000        2001        (DECREASE)
                                                         -----------------   --------    --------  --------------------
Total Revenues, Net of Interest Expense                          6%          $ 37,350    $ 39,666           6%
Effect of Securitization Activities                             62%             1,236       1,696          37%
Housing Finance Unit Charge                                     --                 47          --          --
                                                                             --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                       8%            38,633      41,362           7%

Total Operating Expenses                                         3%            18,657      20,093           8%
Restructuring and Merger-Related Items (1)                      NM                (23)       (345)         NM
Housing Finance Unit Charge                                     --                (25)         --          --
                                                                             --------    --------
ADJUSTED OPERATING EXPENSES                                      1%            18,609      19,748           6%

Benefits, Claims and Credit Losses                              11%             7,438       8,367          12%
Effect of Securitization Activities                             62%             1,236       1,696          37%
Housing Finance Unit Charge                                     --                (40)         --          --
                                                                             --------    --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                     18%             8,634      10,063          17%
CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST           13%            11,390      11,551           1%
Taxes on Core Income                                            12%             4,035       4,082           1%
Minority Interest, Net of Income Taxes                         (25%)               75          24         (68%)
                                                                             --------    --------
CORE INCOME                                                     13%             7,280       7,445           2%

Restructuring and Merger-Related Items, after-tax (1)           NM                (14)       (213)         NM
Housing Finance Unit Charge, after-tax                          --                (71)         --          --
Cumulative Effect of Accounting Changes (2)                     --                 --        (158)         --
                                                                             --------    --------
NET INCOME                                                       6%          $  7,195    $  7,074          (2%)
                                                                             ========    ========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff int the Global Corporate businesses, and in the 2001 second quarter related principally to severance and costs associated with the reduction of staff in most businesses.

(2) Accounting Changes refers to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)       [CITIGROUP LOGO]

                               90 DAYS OR MORE PAST DUE (1)        EOP             NET CREDIT LOSSES (1)          AVERAGE
                             --------------------------------     LOANS       -------------------------------      LOANS
                              2Q00         1Q01        2Q01        2Q01        2Q00        1Q01        2Q01        2Q01
                             -------      -------     -------     -------     -------     -------     -------     -------
CITIBANKING NORTH AMERICA     $    33     $    41     $    41     $   7.0     $    15     $    15     $    18     $   7.0
Ratio                            0.47%       0.59%       0.58%                   0.88%       0.85%       1.03%

MORTGAGE BANKING                  722         957       1,191        45.4           7           6           9        45.7
Ratio                            2.10%       2.14%       2.61%                   0.08%       0.06%       0.08%

CITI CARDS                      1,156       1,836       1,775       103.0         948       1,196       1,383       100.6
Ratio                            1.26%       1.84%       1.72%                   4.32%       4.84%       5.51%

OTHER CARDS                        24           6           5         1.7          12          12          12         1.7
Ratio                            1.17%       0.32%       0.29%                   2.84%       2.90%       2.92%

CITIFINANCIAL                   1,033       1,599       1,757        58.6         314         363         370        58.2
Ratio                            1.98%       2.77%       3.00%                   2.49%       2.57%       2.55%

WESTERN EUROPE                    892         785         740        17.1          77          82          84        17.1
Ratio                            5.18%       4.68%       4.34%                   1.84%       1.92%       1.98%

CEEMEA                             38          33          32         2.4           8           9          10         2.3
Ratio                            1.95%       1.40%       1.31%                   1.66%       1.66%       1.70%

ASIA (EXCLUDING JAPAN)            396         334         338        21.3          59          61          65        21.2
Ratio                            1.75%       1.58%       1.59%                   1.07%       1.14%       1.23%

JAPAN                             100         107         129        14.1          88         135         131        14.0
Ratio                           0.83%        0.81%       0.91%                   3.19%       4.06%       3.74%

LATIN AMERICA                    323          318         310         6.4          76          71          69         6.6
Ratio                           4.52%        4.76%       4.80%                   4.25%       4.24%       4.22%

GLOBAL PRIVATE BANK               78           65          64        24.6           3          (1)          3        24.8
Ratio                           0.32%        0.27%       0.26%                   0.05%      -0.01%       0.04%

OTHER                             24           24          22         3.5          (1)        (18)         --         3.4

                             -------      -------     -------     -------     -------     -------     -------     -------
TOTAL MANAGED                $ 4,819      $ 6,105     $ 6,404     $ 305.1     $ 1,606     $ 1,931     $ 2,154     $ 302.6
Ratio                           1.74%        2.04%       2.10%                   2.42%       2.61%       2.85%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

Reclassified to conform to the current period's presentation.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                          1Q           2Q           3Q            4Q           1Q            2Q
                                                         2000         2000         2000          2000         2001          2001
                                                       -------      -------      -------       -------      -------       -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD     $ 8,853      $ 8,713      $ 8,852       $ 8,900      $ 8,961       $ 8,957
                                                       -------      -------      -------       -------      -------       -------
PROVISION FOR CREDIT LOSSES
    Consumer                                             1,092        1,062        1,078         1,113        1,197         1,196
    Commercial                                             217          240          143           394          277           289
                                                       -------      -------      -------       -------      -------       -------
                                                         1,309        1,302        1,221         1,507        1,474         1,485
                                                       -------      -------      -------       -------      -------       -------

GROSS CREDIT LOSSES
    Consumer                                             1,284        1,290        1,266         1,512        1,364         1,407
    Commercial                                             198          252          169           287          331           369
                                                       -------      -------      -------       -------      -------       -------
                                                         1,482        1,542        1,435         1,799        1,695         1,776
                                                       -------      -------      -------       -------      -------       -------
CREDIT RECOVERIES
    Consumer                                               209          246          229           245          199           183
    Commercial                                              24           27           35            49           54            82
                                                       -------      -------      -------       -------      -------       -------
                                                           233          273          264           294          253           265
                                                       -------      -------      -------       -------      -------       -------

NET CREDIT LOSSES                                        1,249        1,269        1,171         1,505        1,442         1,511
                                                       -------      -------      -------       -------      -------       -------
Other - net                                               (200)         106           (2)           59          (36)          (14)
                                                       -------      -------      -------       -------      -------       -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD           $ 8,713      $ 8,852      $ 8,900       $ 8,961      $ 8,957       $ 8,917
                                                       =======      =======      =======       =======      =======       =======

Net consumer credit losses                             $ 1,075      $ 1,044      $ 1,037       $ 1,267      $ 1,165       $ 1,224
As a percentage of Average consumer loans                 2.23%        2.07%        1.89%         2.25%        2.10%         2.19%
Net commercial credit losses                           $   174      $   225      $   134       $   238      $   277       $   287
As a percentage of Average commercial loans               0.59%        0.72%        0.40%         0.69%        0.81%         0.82%

ALLOWANCE FOR CREDIT LOSSES
---------------------------
Consumer                                               $ 5,040      $ 5,062      $ 5,105       $ 4,946      $ 4,956       $ 4,914
Commercial                                               3,673        3,790        3,795         4,015        4,001         4,003
                                                       -------      -------      -------       -------      -------       -------
    Total Allowance for Credit Losses                  $ 8,713      $ 8,852      $ 8,900       $ 8,961      $ 8,957       $ 8,917
                                                       =======      =======      =======       =======      =======       =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.56%        2.39%        2.30%         2.16%        2.24%         2.20%
Commercial                                                2.95%        2.83%        2.72%         2.90%        2.75%         2.79%
Total                                                     2.71%        2.56%        2.46%         2.44%        2.44%         2.43%

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                                         1Q         2Q         3Q         4Q         1Q         2Q
                                                                        2000       2000       2000       2000       2001       2001
                                                                       ------     ------     ------     ------     ------     ------
CASH-BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (1)        $  412     $  356     $  348     $  390     $  528     $  527
Other                                                                   1,218      1,428      1,515      1,580      1,889      2,102
                                                                       ------     ------     ------     ------     ------     ------
    Total Commercial Cash-Basis Loans (2)                              $1,630     $1,784     $1,863     $1,970     $2,417     $2,629
                                                                       ======     ======     ======     ======     ======     ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services     $1,066     $1,132     $1,171     $1,148     $1,205     $1,443
Corporate and Investment Bank (2)                                         494        611        648        776      1,149      1,149
Insurance Subsidiaries                                                     59         38         40         44         55         24
Investment Activities                                                      11          3          4          2          8         13
                                                                       ------     ------     ------     ------     ------     ------
    Total Commercial Cash-Basis Loans                                  $1,630     $1,784     $1,863     $1,970     $2,417     $2,629
                                                                       ======     ======     ======     ======     ======     ======

COMMERCIAL RENEGOTIATED LOANS (3)                                      $  677     $  720     $  731     $  785     $  909     $  864
                                                                       ======     ======     ======     ======     ======     ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST (4)
    HAS BEEN SUSPENDED (4)                                             $3,736     $3,678     $3,567     $3,808     $3,804     $4,111
                                                                       ======     ======     ======     ======     ======     ======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
ASSETS

Consumer (5)                                                           $  370     $  380     $  423     $  366     $  268     $  289
                                                                       ------     ------     ------     ------     ------     ------

Emerging Markets Corporate Banking and Global Transaction Services         43         43         42         74         65         62
Corporate and Investment Bank                                             141        135        122        115        108        107
Insurance Subsidiaries                                                    310        114        113        102        123        111
                                                                       ------     ------     ------     ------     ------     ------
    Total Commercial (5)                                                  494        292        277        291        296        280
                                                                       ------     ------     ------     ------     ------     ------

Corporate/Other                                                             9          8          8          8          8          8
                                                                       ------     ------     ------     ------     ------     ------

TOTAL OTHER REAL ESTATE OWNED                                          $  873     $  680     $  708     $  665     $  572     $  577
                                                                       ======     ======     ======     ======     ======     ======

OTHER REPOSSESSED ASSETS (6)                                           $  220     $  253     $  236     $  192     $  360     $  357
                                                                       ======     ======     ======     ======     ======     ======

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2) Prior period cash basis loans were restated to change the policy of the Associates Commercial Leasing business for suspending accrual of interest on past due loans to conform with other leasing businesses in the Corporate & Investment Bank. The prior policy of placing loans that are 60 days or more past due into cash-basis, was changed to 90 days or more past due.

(3) Prior period commercial renegotiated loans were restated to remove Associates cash-basis loans already included above.

(4) Prior period cash-basis consumer loans have been restated to conform Associates cash-basis loans.

(5) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6) Primarily commercial transportation equipment, carried at lower of cost or fair value, less costs to sell.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                                                                                      2Q 2001 VS.
                                                                                                                       2Q 2000
                                                            1Q        2Q        3Q        4Q        1Q        2Q       INCREASE/
                                                           2000      2000      2000      2000      2001      2001     (DECREASE)
                                                         --------  --------  --------  --------  --------  --------   ----------
Fixed-income investments:
  Available for sale, at market:
    Mortgage-backed securities - principally
      obligations of U.S. Government agencies            $ 10,422  $ 10,430  $ 10,760  $ 11,619  $ 13,032  $ 13,541       30%
    U.S. Treasury securities and Obligations of U.S.
      Government corporations and agencies                  3,439     3,063     3,176     3,247     3,099     2,248      (27%)
    Corporates (including redeemable preferreds)           28,499    29,124    28,810    28,894    30,872    31,321        8%
    Obligations of states and political subdivisions       10,412    10,311    10,435    10,784    11,349    11,330       10%
    Debt securities issued by foreign governments           1,623     1,700     1,966     1,607     1,368     1,566       (8%)
  Held to maturity, at amortized cost                          32        31        30        29        29        28      (10%)
                                                         --------  --------  --------  --------  --------  --------
  Total fixed income                                       54,427    54,659    55,177    56,180    59,749    60,034       10%
Equity securities, at market                                2,301     2,209     2,075     2,326     2,443     2,321        5%
Short-term and other                                        6,943     6,848     8,215     8,477     8,029     6,947        1%
                                                         --------  --------  --------  --------  --------  --------
  Total investments held by Insurance companies          $ 63,671  $ 63,716  $ 65,467  $ 66,983  $ 70,221  $ 69,302        9%
                                                         ========  ========  ========  ========  ========  ========

After tax unrealized gains/(losses) on invested assets   $   (290) $   (461) $    (56) $    531  $    793  $    458       NM
                                                         ========  ========  ========  ========  ========  ========

(1)   Includes investments held by insurance companies.

NM - Not meaningful

GLOBAL CONSUMER
GLOBAL CARDS SUPPLEMENTAL DATA
(In millions of dollars)                                        [CITIGROUP LOGO]



                                                     1Q           2Q           3Q           4Q           1Q           2Q
                                                    2000         2000         2000         2000         2001         2001
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Adjusted Revenues, Net of Interest Expense        $   3,112    $   3,156    $   3,322    $   3,515    $   3,595    $   3,690
Adjusted Operating Expenses                           1,263        1,288        1,319        1,347        1,337        1,302
Adjusted Provision for Loan Losses (1)                1,098        1,058        1,055        1,162        1,322        1,488
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Core Income Before Taxes                                751          810          948        1,006          936          900
Income Taxes                                            276          298          344          361          343          330
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Core Income                                       $     475    $     512    $     604    $     645    $     593    $     570
                                                  =========    =========    =========    =========    =========    =========

Managed Average Assets (in billions of dollars)   $     100    $     104    $     111    $     115    $     117    $     117
                                                  =========    =========    =========    =========    =========    =========
Return on Managed Assets                               1.91%        1.98%        2.16%        2.23%        2.06%        1.95%
                                                  =========    =========    =========    =========    =========    =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                 $    98.4    $   104.9    $   110.2    $   115.8    $   112.1    $   116.2
Total EOP Open Accounts (in millions)                  90.6         96.3        102.3        104.0        106.3        107.8
Total Sales                                       $    60.0    $    67.8    $    67.8    $    69.4    $    62.6    $    67.2
Coincident Net Credit Loss Ratio %                     4.57%        4.22%        3.90%        4.19%        4.73%        5.37%
Loans 90+ Days Past Due %                              1.55%        1.33%        1.35%        1.47%        1.82%        1.73%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
-----------
    North America                                 $     380    $     388    $     492    $     527    $     467    $     455
    International                                        95          124          112          118          126          115
                                                  ---------    ---------    ---------    ---------    ---------    ---------
       Total                                      $     475    $     512    $     604    $     645    $     593    $     570
                                                  =========    =========    =========    =========    =========    =========

AVERAGE LOANS
-------------
    North America                                 $    86.3    $    90.1    $    96.5    $   100.8    $   101.8    $   102.3
    International                                      10.1         10.3         10.6         10.5         10.1         10.2
                                                  ---------    ---------    ---------    ---------    ---------    ---------
       Total                                      $    96.4    $   100.4    $   107.1    $   111.3    $   111.9    $   112.5
                                                  =========    =========    =========    =========    =========    =========

TOTAL EOP OPEN ACCOUNTS (in millions)
-------------------------------------
    North America                                      79.5         84.9         90.5         91.8         94.3         95.1
    International                                      11.1         11.4         11.8         12.2         12.0         12.7
                                                  ---------    ---------    ---------    ---------    ---------    ---------
       Total                                           90.6         96.3        102.3        104.0        106.3        107.8
                                                  =========    =========    =========    =========    =========    =========

TOTAL SALES
-----------
    North America                                 $    51.6    $    58.7    $    58.5    $    60.0    $    54.4    $    58.7
    International                                       8.4          9.1          9.3          9.4          8.2          8.5
                                                  ---------    ---------    ---------    ---------    ---------    ---------
       Total                                      $    60.0    $    67.8    $    67.8    $    69.4    $    62.6    $    67.2
                                                  =========    =========    =========    =========    =========    =========

NET CREDIT LOSSES (in millions of dollars):
-------------------------------------------
    North America                                 $     990    $     961    $     956    $   1,080    $   1,207    $   1,395
    International                                       105           93           94           93           99          113
                                                  ---------    ---------    ---------    ---------    ---------    ---------
       Total                                      $   1,095    $   1,054    $   1,050    $   1,173    $   1,306    $   1,508
                                                  =========    =========    =========    =========    =========    =========

                                                  2Q 2001 VS.                          YTD 2Q 2001 VS.
                                                   2Q 2000       YTD           YTD      YTD 2Q 2000
                                                   INCREASE/     2Q            2Q       INCREASE/
                                                  (DECREASE)    2000          2001      (DECREASE)
                                                  ----------  ---------    ---------   --------------
Adjusted Revenues, Net of Interest Expense             17%    $   6,268    $   7,285       16%
Adjusted Operating Expenses                             1%        2,551        2,639        3%
Adjusted Provision for Loan Losses (1)                 41%        2,156        2,810       30%
                                                              ---------    ---------
Core Income Before Taxes                               11%        1,561        1,836       18%
Income Taxes                                           11%          574          673       17%
                                                              ---------    ---------
Core Income                                            11%    $     987    $   1,163       18%
                                                              =========    =========

Managed Average Assets (in billions of dollars)        13%    $     102    $     117       15%
                                                              =========    =========
Return on Managed Assets                                           1.95%        2.00%
                                                              =========    =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                      11%
Total EOP Open Accounts (in millions)                  12%
Total Sales                                            (1)%
Coincident Net Credit Loss Ratio %
Loans 90+ Days Past Due %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
-----------
    North America                                      17%    $     768    $     922       20%
    International                                      (7%)         219          241       10%
                                                              ---------    ---------
       Total                                           11%    $     987    $   1,163       18%
                                                              =========    =========

AVERAGE LOANS
-------------
    North America                                      14%    $    88.2    $   102.0       16%
    International                                      (1)%        10.2         10.2        0%
                                                              ---------    ---------
       Total                                           12%    $    98.4    $   112.2       14%
                                                              =========    =========

TOTAL EOP OPEN ACCOUNTS (in millions)
-------------------------------------
    North America                                      12%
    International                                      11%

       Total                                           12%


TOTAL SALES
-----------
    North America                                       0%    $   110.3    $   113.1        3%
    International                                      (7)%        17.5         16.7       (5%)
                                                              ---------    ---------
       Total                                           (1)%   $   127.8    $   129.8        2%
                                                              =========    =========

NET CREDIT LOSSES (in millions of dollars):
------------------------------------------
    North America                                      45%    $   1,951    $   2,602       33%
    International                                      22%          198          212        7%
                                                              ---------    ---------
       Total                                           43%    $   2,149    $   2,814       31%
                                                              =========    =========

(1)   On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
GLOBAL CONSUMER FINANCE SUPPLEMENTAL DATA
(In millions of dollars)                                        [CITIGROUP LOGO]



                                                           1Q          2Q          3Q          4Q          1Q          2Q
                                                          2000        2000        2000        2000        2001        2001
                                                        --------    --------    --------    --------    --------    --------
Adjusted Revenues, Net of Interest Expense              $  1,842    $  1,936    $  1,965    $  2,136    $  2,197    $  2,251
Adjusted Operating Expenses                                  798         834         830         930         936         837
Adjusted Provision for Loan Losses (1)                       559         536         539         607         642         634
                                                        --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                     485         566         596         599         619         780
Income Taxes                                                 180         210         213         207         230         287
                                                        --------    --------    --------    --------    --------    --------
Core Income                                             $    305    $    356    $    383    $    392    $    389    $    493
                                                        ========    ========    ========    ========    ========    ========

Managed Average Assets (in billions of dollars)         $     66    $     71    $     75    $     80    $     81    $     84
                                                        ========    ========    ========    ========    ========    ========
Return on Managed Assets                                    1.86%       2.02%       2.03%       1.95%       1.95%       2.35%
                                                        ========    ========    ========    ========    ========    ========
Consumer Finance Receivables (in billions of dollars)   $   61.3    $   64.9    $   68.0    $   70.4    $   72.7    $   73.5
Number of Offices                                          3,830       3,860       3,971       4,034       3,760       3,670
Net Credit Loss Ratio (1)                                   3.21%       2.83%       2.73%       3.14%       3.07%       3.02%

Loans 90+Days Past Due:
    In millions of dollars                              $  1,252    $  1,229    $  1,292    $  1,465    $  1,808    $  1,966
    %                                                       2.08%       1.93%       1.91%       2.13%       2.52%       2.67%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
-----------
    North America                                       $    179    $    205    $    213    $    213    $    212    $    286
    International                                            126         151         170         179         177         207
                                                        --------    --------    --------    --------    --------    --------
       Total                                            $    305    $    356    $    383    $    392    $    389    $    493
                                                        ========    ========    ========    ========    ========    ========

CONSUMER FINANCE RECEIVABLES
----------------------------
    North America                                       $   49.3    $   51.6    $   53.2    $   55.3    $   57.7    $   58.5
    International                                           12.0        13.3        14.8        15.1        15.0        15.0
                                                        --------    --------    --------    --------    --------    --------
       Total                                            $   61.3    $   64.9    $   68.0    $   70.4    $   72.7    $   73.5
                                                        ========    ========    ========    ========    ========    ========

NUMBER OF OFFICES
-----------------
    North America                                          2,767       2,738       2,699       2,720       2,430       2,336
    International                                          1,063       1,122       1,272       1,314       1,330       1,334
                                                        --------    --------    --------    --------    --------    --------
       Total                                               3,830       3,860       3,971       4,034       3,760       3,670
                                                        ========    ========    ========    ========    ========    ========

                                                        2Q 2001 VS.                             YTD 2Q 2001 VS.
                                                         2Q 2000       YTD         YTD           YTD 2Q 2000
                                                         INCREASE/     2Q          2Q             INCREASE/
                                                        (DECREASE)    2000        2001           (DECREASE)
                                                        ----------  --------    --------        --------------
Adjusted Revenues, Net of Interest Expense                   16%    $  3,778    $  4,448            18%
Adjusted Operating Expenses                                  --        1,632       1,773             9%
Adjusted Provision for Loan Losses (1)                       18%       1,095       1,276            17%
                                                                    --------    --------
Core Income Before Taxes                                     38%       1,051       1,399            33%
Income Taxes                                                 37%         390         517            33%
                                                                    --------    --------
Core Income                                                  38%    $    661    $    882            33%
                                                                    ========    ========

Managed Average Assets (in billions of dollars)              18%    $     69    $     83            20%
                                                                    ========    ========
Return on Managed Assets                                                1.93%      2.14%
                                                                    ========    ========
Consumer Finance Receivables (in billions of dollars)        13%
Number of Offices                                            (5%)
Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
    In millions of dollars                                   60%
    %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
-----------
    North America                                            40%    $    384    $    498            30%
    International                                            37%         277         384            39%
                                                                    --------    --------
       Total                                                 38%    $    661    $    882            33%
                                                                    ========    ========

CONSUMER FINANCE RECEIVABLES
----------------------------
    North America                                            13%
    International                                            13%

       Total                                                 13%


NUMBER OF OFFICES
-----------------
    North America                                           (15%)
    International                                            19%

       Total                                                 (5%)


(1)   On a managed basis.

GLOBAL CORPORATE
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                      1Q         2Q         3Q         4Q          1Q         2Q
                                                     2000       2000       2000       2000        2001       2001
                                                   --------   --------   --------   --------    --------   --------
PRODUCT VIEW
------------
    TOTAL REVENUE
        Global Corporate Finance (1)               $  3,838   $  3,577   $  3,686   $  3,555    $  4,783   $  3,805
        Transaction Services (2)                        822        875        907        917         915        900
        Private Client                                1,916      1,690      1,681      1,628       1,547      1,508
        CitiCapital                                     275        288        301        302         316        321
        Commercial Lines                              1,719      1,788      1,928      2,062       1,970      2,018
                                                   --------   --------   --------   --------    --------   --------
    Total Global Corporate                         $  8,570   $  8,218   $  8,503   $  8,464    $  9,531   $  8,552
                                                   ========   ========   ========   ========    ========   ========

    CORE INCOME
        Global Corporate Finance (1)               $  1,104   $    852   $    875   $    828    $  1,143   $  1,056
        Transaction Services (2)                         98        136        144        121         115        128
        Private Client                                  359        253        250        207         191        205
        CitiCapital                                      56          8          9       (146)         19         (3)
        Commercial Lines                                247        272        317        257         278        286
                                                   --------   --------   --------   --------    --------   --------
    Total Global Corporate                         $  1,864   $  1,521   $  1,595   $  1,267    $  1,746   $  1,672
                                                   ========   ========   ========   ========    ========   ========

REGIONAL VIEW
-------------
   TOTAL REVENUE
      JENA (3)                                     $  7,170   $  6,827   $  7,089   $  7,043    $  7,916   $  6,951
      Emerging Markets                                1,400      1,391      1,414      1,421       1,615      1,601
                                                   --------   --------   --------   --------    --------   --------
    Total Global Corporate                         $  8,570   $  8,218   $  8,503   $  8,464    $  9,531   $  8,552
                                                   ========   ========   ========   ========    ========   ========

   CORE INCOME
      JENA (3)                                     $  1,454   $  1,159   $  1,181   $    838    $  1,261   $  1,166
      Emerging Markets                                  410        362        414        429         485        506
                                                   --------   --------   --------   --------    --------   --------
    Total Global Corporate                         $  1,864   $  1,521   $  1,595   $  1,267    $  1,746   $  1,672
                                                   ========   ========   ========   ========    ========   ========

TRADING RELATED REVENUE BY PRODUCT
----------------------------------
      Fixed Income                                 $    695   $    533   $    716   $    425    $  1,249   $    983
      Equities                                          508        436        391        394         472        215
      Foreign Exchange                                  339        352        220        332         394        382
      All Other                                         104         63         82         52          66         39
                                                   --------   --------   --------   --------    --------   --------
   Total Trading Related Revenue                   $  1,646   $  1,384   $  1,409   $  1,203    $  2,181   $  1,619
                                                   ========   ========   ========   ========    ========   ========

TRADING RELATED REVENUE BY INCOME
---------------------------------
  STATEMENT LINE
  --------------
      Principal Transactions                       $  1,512   $  1,250   $  1,394   $  1,119    $  2,090   $  1,265
      Net Interest Revenue                              134        134         15         84          91        354
                                                   --------   --------   --------   --------    --------   --------
   Total Trading Related Revenue                   $  1,646   $  1,384   $  1,409   $  1,203    $  2,181   $  1,619
                                                   ========   ========   ========   ========    ========   ========

                                                   2Q 2001 VS.                        YTD 2Q 2001 VS.
                                                    2Q 2000       YTD        YTD        YTD 2Q 2000
                                                    INCREASE/     2Q         2Q          INCREASE/
                                                   (DECREASE)    2000       2001        (DECREASE)
                                                   ----------  --------   --------    --------------
PRODUCT VIEW
------------
    TOTAL REVENUE
        Global Corporate Finance (1)                     6%    $  7,415   $  8,588         16%
        Transaction Services (2)                         3%       1,697      1,815          7%
        Private Client                                 (11%)      3,606      3,055        (15%)
        CitiCapital                                     11%         563        637         13%
        Commercial Lines                                13%       3,507      3,988         14%
                                                               --------   --------
    Total Global Corporate                               4%    $ 16,788   $ 18,083          8%
                                                               ========   ========

    CORE INCOME
        Global Corporate Finance (1)                    24%    $  1,956   $  2,199         12%
        Transaction Services (2)                        (6%)        234        243          4%
        Private Client                                 (19%)        612        396        (35%)
        CitiCapital                                     NM           64         16        (75%)
        Commercial Lines                                 5%         519        564          9%
                                                               --------   --------
    Total Global Corporate                              10%    $  3,385   $  3,418          1%
                                                               ========   ========

REGIONAL VIEW
-------------
   TOTAL REVENUE
      JENA (3)                                           2%    $ 13,997   $ 14,867          6%
      Emerging Markets                                  15%       2,791      3,216         15%
                                                               --------   --------
    Total Global Corporate                               4%    $ 16,788   $ 18,083          8%
                                                               ========   ========

   CORE INCOME
      JENA (3)                                           1%    $  2,613   $  2,427         (7%)
      Emerging Markets                                  40%         772        991         28%
                                                               --------   --------
    Total Global Corporate                              10%    $  3,385   $  3,418          1%
                                                               ========   ========

TRADING RELATED REVENUE BY PRODUCT
----------------------------------
      Fixed Income                                      84%    $  1,228   $  2,232         82%
      Equities                                         (51%)        944        687        (27%)
      Foreign Exchange                                   9%         691        776         12%
      All Other                                        (38%)        167        105        (37%)
                                                               --------   --------
   Total Trading Related Revenue                        17%    $  3,030   $  3,800         25%
                                                               ========   ========

TRADING RELATED REVENUE BY INCOME
---------------------------------
  STATEMENT LINE
  --------------
      Principal Transactions                             1%    $  2,762   $  3,355         21%
      Net Interest Revenue                             164%         268        445         66%
                                                               --------   --------
   Total Trading Related Revenue                        17%    $  3,030   $  3,800         25%
                                                               ========   ========

(1) Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking, Emerging Markets
      (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Municipals & Stock Loans.

(2) Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3)   JENA includes Japan, Western Europe and North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES
(IN MILLIONS OF DOLLARS)                                        [CITIGROUP LOGO]

                                             1Q         2Q          3Q         4Q         1Q          2Q
                                            2000       2000        2000       2000       2001        2001
                                          --------   --------    --------   --------   --------    --------
REVENUE
    Asia                                  $  1,171   $  1,114    $  1,111   $  1,118   $  1,202    $  1,266
    Latin America                            1,164      1,149       1,086      1,170      1,213       1,193
    CEEMEA                                     450        482         537        576        665         587
    Other                                       29         32          34         34         24          25
                                          --------   --------    --------   --------   --------    --------
     TOTAL                                $  2,814   $  2,777    $  2,768   $  2,898   $  3,104    $  3,071
                                          ========   ========    ========   ========   ========    ========

CORE INCOME
    Asia                                  $    298   $    277    $    287   $    272   $    337    $    372
    Latin America                              269        228         211        239        255         263
    CEEMEA                                     114        108         124        136        180         132
    Other                                        7         (5)         21         41        (18)         10
                                          --------   --------    --------   --------   --------    --------
     TOTAL                                $    688   $    608    $    643   $    688   $    754    $    777
                                          ========   ========    ========   ========   ========    ========

CORE INCOME
    ASIA:
     Consumer (1)                         $    139   $    137    $    138   $    132   $    148    $    149
     Corporate                                 137        124         138        131        161         210
     Asset Management & Private Banking         22         16          11          9         28          13
                                          --------   --------    --------   --------   --------    --------
       TOTAL ASIA                         $    298   $    277    $    287   $    272   $    337    $    372
                                          ========   ========    ========   ========   ========    ========

    LATIN AMERICA:
     Consumer (1)                         $     65   $     41    $     33   $     70   $     33    $     50
     Corporate                                 174        149         146        138        184         179
     Asset Management & Private Banking         30         38          32         31         38          34
                                          --------   --------    --------   --------   --------    --------
       TOTAL LATIN AMERICA                $    269   $    228    $    211   $    239   $    255    $    263
                                          ========   ========    ========   ========   ========    ========

    CEEMEA:
     Consumer (1)                         $     15   $     14    $     11   $      8   $     18    $     20
     Corporate                                  92         94         109        119        158         107
     Asset Management & Private Banking          7         --           4          9          4           5
                                          --------   --------    --------   --------   --------    --------
       TOTAL CEEMEA                       $    114   $    108    $    124   $    136   $    180    $    132
                                          ========   ========    ========   ========   ========    ========

    OTHER                                 $      7   $     (5)   $     21   $     41   $    (18)   $     10
                                          ========   ========    ========   ========   ========    ========

    EMERGING MARKETS:
     Consumer (1)                         $    219   $    192    $    182   $    210   $    199    $    219
     Corporate                                 410        362         414        429        485         506
     Asset Management & Private Banking         59         54          47         49         70          52
                                          --------   --------    --------   --------   --------    --------
       TOTAL EMERGING MARKETS             $    688   $    608    $    643   $    688   $    754    $    777
                                          ========   ========    ========   ========   ========    ========

                                          2Q 2001 VS.                         YTD 2Q 2001 VS.
                                           2Q 2000       YTD        YTD        YTD 2Q 2000
                                           INCREASE/     2Q         2Q           INCREASE/
                                          (DECREASE)    2000       2001         (DECREASE)
                                          ----------  --------   --------     --------------
REVENUE
    Asia                                       14%    $  2,285   $  2,468           8%
    Latin America                               4%       2,313      2,406           4%
    CEEMEA                                     22%         932      1,252          34%
    Other                                     (22%)         61         49         (20%)
                                                      --------   --------
     TOTAL                                     11%    $  5,591   $  6,175          10%
                                                      ========   ========

CORE INCOME
    Asia                                       34%    $    575   $    709          23%
    Latin America                              15%         497        518           4%
    CEEMEA                                     22%         222        312          41%
    Other                                      NM            2         (8)         NM
                                                      --------   --------
     TOTAL                                     28%    $  1,296   $  1,531          18%
                                                      ========   ========

CORE INCOME
    ASIA:
     Consumer (1)                               9%    $    276   $    297           8%
     Corporate                                 69%         261        371          42%
     Asset Management & Private Banking       (19%)         38         41           8%
                                                      --------   --------
       TOTAL ASIA                              34%    $    575   $    709          23%
                                                      ========   ========

    LATIN AMERICA:
     Consumer (1)                              22%    $    106   $     83         (22%)
     Corporate                                 20%         323        363          12%
     Asset Management & Private Banking       (11%)         68         72           6%
                                                      --------   --------
       TOTAL LATIN AMERICA                     15%    $    497   $    518           4%
                                                      ========   ========

    CEEMEA:
     Consumer (1)                              43%    $     29   $     38          31%
     Corporate                                 14%         186        265          42%
     Asset Management & Private Banking        NM            7          9          29%
                                                      --------   --------
       TOTAL CEEMEA                            22%    $    222   $    312          41%
                                                      ========   ========

    OTHER                                      NM     $      2   $     (8)         NM
                                                      ========   ========

    EMERGING MARKETS:
     Consumer (1)                              14%    $    411   $    418           2%
     Corporate                                 40%         772        991          28%
     Asset Management & Private Banking        (4%)        113        122           8%
                                                      --------   --------
       TOTAL EMERGING MARKETS                  28%    $  1,296   $  1,531          18%
                                                      ========   ========

(1)   Includes Associates.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SUPPLEMENTAL DATA
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                                       1Q           2Q           3Q           4Q           1Q
                                                                      2000         2000         2000         2000         2001
                                                                    ---------    ---------    ---------    ---------    ---------
REVENUES
    Private Client                                                  $   1,916    $   1,690    $   1,681    $   1,628    $   1,547
    Citigroup Asset Management                                            436          479          490          486          517
    The Citigroup Private Bank                                            363          339          337          370          390
    Global Consumer Investment, Life Insurance & Annuity Products       1,671        1,620        1,531        1,616        1,756
                                                                    ---------    ---------    ---------    ---------    ---------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $   4,386    $   4,128    $   4,039    $   4,100    $   4,210
                                                                    =========    =========    =========    =========    =========

CORE INCOME
    Private Client                                                  $     359    $     253    $     250    $     207    $     191
    Citigroup Asset Management                                             94           91           94           77           95
    The Citigroup Private Bank                                             80           79           79           85           97
    Global Consumer Investment, Life Insurance & Annuity Products         348          346          330          344          348
                                                                    ---------    ---------    ---------    ---------    ---------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $     881    $     769    $     753    $     713    $     731
                                                                    =========    =========    =========    =========    =========

    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                 $   1,032    $   1,032    $   1,047    $     977    $     911
    Citigroup Asset Management -Assets Under Management                   388          389          397          401          393
    PBG - Client Business Volumes                                         144          149          154          153          146
    Global Consumer Investment, Life Insurance & Annuity Products         593          599          608          609          610
    Less Cross-Sell Volumes Included Above                               (294)        (300)        (309)        (308)        (296)
                                                                    ---------    ---------    ---------    ---------    ---------
    TOTAL CLIENT BUSINESS VOLUMES                                   $   1,863    $   1,869    $   1,897    $   1,832    $   1,764
                                                                    =========    =========    =========    =========    =========

                                                                                2Q 2001 VS.                         YTD 2Q 2001 VS.
                                                                                 2Q 2000       YTD        YTD         YTD 2Q 2000
                                                                       2Q       INCREASE/      2Q         2Q           INCREASE/
                                                                      2001      (DECREASE)    2000       2001         (DECREASE)
                                                                    ---------   ----------  ---------  ---------    --------------
REVENUES
    Private Client                                                  $   1,508       (11%)   $   3,606  $   3,055        (15%)
    Citigroup Asset Management                                            492         3%          915      1,009         10%
    The Citigroup Private Bank                                            375        11%          702        765          9%
    Global Consumer Investment, Life Insurance & Annuity Products       1,590        (2%)       3,291      3,346          2%
                                                                    ---------               ---------  ---------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $   3,965        (4%)   $   8,514  $   8,175         (4%)
                                                                    =========               =========  =========

CORE INCOME
    Private Client                                                  $     205       (19%)   $     612  $     396        (35%)
    Citigroup Asset Management                                             87        (4%)         185        182         (2%)
    The Citigroup Private Bank                                             93        18%          159        190         19%
    Global Consumer Investment, Life Insurance & Annuity Products         362         5%          694        710          2%
                                                                    ---------               ---------  ---------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $     747        (3%)   $   1,650  $   1,478        (10%)
                                                                    =========               =========  =========

    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                 $     981        (5%)   $   1,032  $     981         (5%)
    Citigroup Asset Management -Assets Under Management                   409         5%          389        409          5%
    PBG - Client Business Volumes                                         150         1%          149        150          1%
    Global Consumer Investment, Life Insurance & Annuity Products         626         4%          599        626          5%
    Less Cross-Sell Volumes Included Above                               (319)        6%         (300)      (319)         6%
                                                                    ---------               ---------  ---------
    TOTAL CLIENT BUSINESS VOLUMES                                   $   1,847        (1%)   $   1,869  $   1,847         (1%)
                                                                    =========               =========  =========

Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

CITICORP SUPPLEMENTAL DATA  (1)
(In millions of dollars)                                        [CITIGROUP LOGO]

                                                                                                               YTD         YTD
                                         1Q         2Q         3Q         4Q         1Q         2Q             2Q          2Q
                                        2000       2000       2000       2000       2001       2001           2000        2001
                                      -------    -------    -------    -------    -------    -------        --------    --------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                  $ 5,295    $ 5,414    $ 5,577    $ 5,941    $ 6,240    $ 6,545        $ 10,709    $ 12,785
Effect of Securitization Activities     1,442      1,304      1,299      1,329      1,524      1,509           2,746       3,033
                                      -------    -------    -------    -------    -------    -------        --------    --------
    Total Adjusted                    $ 6,737    $ 6,718    $ 6,876    $ 7,270    $ 7,764    $ 8,054        $ 13,455    $ 15,818
                                      =======    =======    =======    =======    =======    =======        ========    ========

Average Interest Earning Assets
  (in billions of dollars)            $ 399.5    $ 425.5    $ 449.7    $ 462.3    $ 478.7    $ 477.6        $  412.5    $  478.2
Effect of Securitization Activities      58.0       55.8       55.4       61.0       62.2       62.3            56.9        62.2
                                      -------    -------    -------    -------    -------    -------        --------    --------
    Total Adjusted                    $ 457.5    $ 481.3    $ 505.1    $ 523.3    $ 540.9    $ 539.9        $  469.4    $  540.4
                                      =======    =======    =======    =======    =======    =======        ========    ========

Net Interest Margin (%)                  5.33%      5.12%      4.93%      5.11%      5.29%      5.50%           5.22%       5.39%
Effect of Securitization Activities      0.59%      0.49%      0.49%      0.42%      0.53%      0.48%           0.54%       0.51%
                                      -------    -------    -------    -------    -------    -------        --------    --------
    Total Adjusted                       5.92%      5.61%      5.42%      5.53%      5.82%      5.98%           5.76%       5.90%
                                      =======    =======    =======    =======    =======    =======        ========    ========


(1) Excludes manufactured housing and Arcadia's previously securitized receivables.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2001                          CITIGROUP INC.


                                               By: /s/ Roger W. Trupin
                                                  -----------------------------
                                               Name:    Roger W. Trupin
                                               Title:   Controller